MILESTONE SCIENTIFIC AND SUBSIDIARIES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Milestone Scientific Inc.

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Milestone Scientific Inc.

Notice of Annual Meeting of Stockholders

To be held on July 27, 2026

To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held in a virtual-only meeting format conducted via live audio webcast. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MLSS2026 on July 27, 2026 at 9:00 a.m. (ET). If you plan to participate in the virtual meeting, please see “Information about the Annual Meeting of Stockholders.” Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the Internet and will be able to examine the stockholder list before the meeting. Stockholders may participate online by logging in at www.virtualshareholdermeeting.com/MLSS2026. We encourage you to submit your proxy prior to the annual meeting.

The following items are scheduled for consideration and action at the Meeting.

1.	Elect directors;

2.	Approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 125,000,000 to 135,000,000;

3.	Approve an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan increasing the number of shares available for issuance from 11,500,000 to 28,750,000;

4.	Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers (“Say-on-Pay”);

5.	Ratify the appointment of Grassi & Co. Certified Public Accountants, PC as the Company’s independent auditors for fiscal year ending December 31, 2026; and

6.	Conduct such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on May 28, 2026, as the record date for determining the stockholders having the right to notice of and to vote at the Meeting.

Attending the Virtual Meeting

We are pleased to take advantage of the Securities and Exchange Commission’s “Notice and Access” rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (Notice) instead of a paper copy of our proxy materials and our 2025 Annual Report to Stockholders (2025 Annual Report). We plan to mail the Notice on or about June 5, 2026, which will contain instructions on how to access those documents and to cast your vote via the Internet as well as instructions on how to request a paper copy of our proxy materials and our 2025 Annual Report. This process allows us to provide our stockholders with the information they need on a timelier basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

2

As described in the proxy materials for the Meeting, you are entitled to attend and participate in the virtual Meeting if you were a stockholder of record as of the close of business on May 28, 2026, the record date, or if you hold a legal proxy for the Meeting provided by your bank, broker-dealer, or other similar organization. The accompanying proxy materials include instructions on how to participate in the Meeting and how to vote your shares of the Company’s stock in the Meeting.

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/MLSS2026, you must enter the control number found on your proxy card, voting instruction form or Notice you previously received. See “Information about the annual meeting of shareholders” below. Follow the instructions on the virtual meeting site to vote and ask questions before or during the meeting.

Stockholders attending the Meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Meeting using the virtual Meeting website.

Your vote is important. Whether or not you plan to attend the Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating, and returning the proxy card. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Important Notice Regarding the Internet Availability of Proxy Material for the Annual Meeting of Stockholders to be Held on July 27, 2026. This Proxy Statement, the Proxy Card, and our Annual Report for 2025 are available at: www.proxyvote.com.

By order of the Board of Directors

Benedetta Casamento

Chairman of the Board

Roseland, New Jersey

June 5, 2026

IMPORTANT: Every stockholder, whether he or she expects to attend the Annual Meeting, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention.

3

MILESTONE SCIENTIFIC INC.

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on July 27, 2026

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Milestone Scientific Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at our 2025 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) to be held on Monday, July 27, 2026 at 9:00 a.m. Eastern time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to allow all stockholders of record to vote on matters properly presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held Via the Internet at www.virtualshareholdermeeting.com/MLSS2026 on Monday, July 27, 2026 at 9:00 a.m. ET.

The Annual Report, Notice of Meeting, and Proxy Statement

are available at – www.proxyvote.com

We intend to mail this Proxy Statement, the proxy card, and the Notice of Annual Meeting on or about June 5, 2026, to all stockholders of record entitled to vote at the Annual Meeting. If you would like a hard copy of the Annual Report, Notice of Meeting, Proxy Statement and Proxy Card for this Annual Meeting or any future stockholder meetings, mailed or emailed to you, please contact us at 425 Eagle Rock Avenue, Roseland, NJ 07068 or at our web page www.milestonescientific.com, or telephone us at 973-535-2717.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on May 28, 2026 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 88,449,412 outstanding shares of common stock, par value $.001 per share (“Common Stock”). Each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning not less than one-third of the shares issued and outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for the election of the five (5) director nominees named in this Proxy Statement; (ii) for the approval to amend the Corporation’s Restated Certificate of Incorporation, as amended, increasing the number of authorized shares of Common Stock from 125,000,000 shares to 135,000,000 shares; (iii) for approval to amend the Company’s Amended and Restated 2020 Equity Incentive Plan increasing the number of shares available for issuance from 11,500,000 to 28,750,000; (iv) for approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers;

(v) for the ratification of the appointment of Grassi & Co. Certified Public Accountants, PC as the Corporation’s independent auditors for fiscal year ending December 31, 2026; and (vi) in the proxyholders’ discretion, on any other business that may properly come before the meeting and any adjournments thereof.

If you are a stockholder of record, which means your shares are in your name, you may vote your shares as follows:

●	To vote in person, attend the Annual Meeting and the 16-digit control number found on your proxy card to register and vote.
●	To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number on the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on July 26, 2026 to be counted. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

4

●	To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or use a touch-tone telephone to transmit your voting instructions by calling 1-800-690-6903. Have your proxy card handy when you call and then follow the instructions. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you hold your shares of common stock in “street name,” which means that your shares are held of record by a broker, bank or other nominee (“Stockholder Nominee”), you will receive instructions from your Stockholder Nominee on how to vote your shares by either (i) attending the Annual Meeting and voting in person; (ii) through the Internet; or (iii) otherwise instructing the Stockholder Nominee on how to vote your shares. Please note that if you hold your shares of common stock in “street name,” in order to vote your shares in person at the Annual Meeting, you will need to obtain from your Stockholder Nominee, a valid legal proxy from your Stockholder Nominee authorizing you to vote your shares at the Annual Meeting. After obtaining a valid legal proxy from your Stockholder Nominee, to then register to vote at the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address and mail to:

VOTE BY MAIL
Vote Processing, c/o Broadridge,
51 Mercedes Way
Edgewood, NY 11717

Additional information regarding the rules and procedures for participating in the Annual Meeting will be provided at the meeting website.

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, one-third in voting power of all of the shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as defined below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

If you are a beneficial owner of shares held in “street name” and you do not instruct your Stockholder Nominee how to vote your shares, your Stockholder Nominee may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE American, brokers, banks, and other securities intermediaries that are subject to NYSE American rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE American rules, but not with respect to “non-routine” matters. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE American to be “non-routine,” the broker or nominee cannot vote the shares. If your Stockholder Nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or if your bank, broker or other agent chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” has occurred.

Of the five (5) proposals being presented to the stockholders at the Annual Meeting, only Proposal No. 5 (the ratification of our independent registered public accounting firm) is considered a routine matter. The remaining four (4) proposals, Proposal No. 1 (election of directors), Proposal No. 2 (vote to approve the amendment of our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock), Proposal No. 3 (vote to approve the Amendment to our Amended and restated 2020 Equity Incentive Plan, to increase the number of shares of our Common Stock reserved for issuance thereunder), and Proposal No. 4 (advisory vote to approve the compensation of our named executive officers), are each considered non-routine matters. This means that if your shares are held in “street name” and you do not provide voting instructions to the Stockholder Nominee that holds your shares for your benefit, such Stockholder Nominee has the authority - even if it does not receive instructions from you - to vote your uninstructed shares on the ratification of our independent registered accounting firm, but does not have the authority to vote your uninstructed shares on the election of directors, to approve the amendment of our Restated Certificate of Incorporation, as amended, or to approve the amendment to our Amended and Restated 2020 Equity Incentive Plan.

5

Shares that are subject to a broker non-vote are considered present at the Annual Meeting for determining whether the quorum requirement has been met; however, shares subject to a broker non-vote will not be counted as a vote cast with respect to a proposal. Because abstentions and broker non-votes do not represent shares cast with respect to a proposal, broker non-votes will have no effect on the outcome of votes on any of the proposals put forth in this Proxy Statement, except as required under Delaware law and identified in this Proxy Statement. Accordingly, the outcome of the votes on these proposals will be determined solely by reference to the shares actually voted, by properly submitted proxy or live at the Annual Meeting, and broker non-votes (and all other unvoted shares) will have no effect.

We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Voting Requirements

Proposal #1: Election of Directors. As permitted by Delaware law and our Bylaws, director nominees for service on our Board are elected by a plurality voting standard. This means that those director nominees receiving the most “FOR” votes cast in favor of their election to the Board will be elected to the Board.

Accordingly, you may vote your shares “FOR” the nominees, or you may “WITHHOLD” your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director and thus will have no effect on the outcome of the vote on this proposal. If you submit your proxy card without directing your proxy how to vote your shares, your shares will be voted in accordance with the Board’s recommendations.

Stockholder Nominees do not have authority to vote the shares held in street name for their beneficial owner clients, without their clients’ instructions, on this proposal. As a result, any uninstructed shares held in street name by Stockholder Nominees for their beneficial owner clients will not be voted at the Annual Meeting on this Proposal No. 1, as broker non-votes. Broker non-votes and abstentions and will not affect the results of the vote on this proposal.

Proposal #2: Approval to Amend the Restated Certificate of Incorporation, as amended, to increase the number of Authorized Shares of Common Stock from 125,000,000 to 135,000,000. The affirmative vote of a majority of the votes cast for this Proposal No. 2 is required for stockholder approval of this matter (i.e., the number of “FOR” votes cast on this Proposal No. 2 must exceed the number of “AGAINST” votes cast on this Proposal No. 2 for stockholder approval of this matter to be obtained).

Stockholder Nominees do not have authority to vote the shares held in street name for their beneficial owner clients, without their clients’ instructions, on this proposal. As a result, any uninstructed shares held in street name by Stockholder Nominees for their beneficial owner clients will not be voted at the Annual Meeting on this Proposal No. 2, as broker non-votes. An abstention will be treated as “present” for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Proposal #3: Approval to Amend the Amended and Restated 2020 Equity Incentive Plan to increase the number of shares available for issuance from 11,500,000 to 28,750,000. The affirmative vote of a majority of the votes cast for this Proposal No. 3 is required for stockholder approval of this matter (i.e., the number of “FOR” votes cast on this Proposal No. 3 must exceed the number of “AGAINST” votes cast on this Proposal No. 3 for stockholder approval of this matter to be obtained).

Stockholder Nominees do not have authority to vote the shares held in street name for their beneficial owner clients, without their clients’ instructions, on this proposal. As a result, any uninstructed shares held in street name by Stockholder Nominees for their beneficial owner clients will not be voted at the Annual Meeting on this Proposal No. 3, as broker non-votes. An abstention will be treated as “present” for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Proposal No. 4: “Say-On-Pay.” We are seeking a non-binding advisory vote by our stockholders regarding the compensation of our named executive officers, which is discussed in greater detail in this Proxy Statement. The affirmative vote of the majority of the shares cast on this Proposal No. 4 is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers (i.e., the number of “FOR” votes cast must exceed the number of “AGAINST” votes cast on this Proposal No. 4 for stockholder non-binding, advisory approval of the compensation of our named executive officers to be obtained). While the results of this advisory vote are non-binding, the Compensation Committee of the Board (the “Compensation Committee”), and the Board as a whole, values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for our named executive officers.

6

Stockholder Nominees do not have authority to vote the shares held in street name for their beneficial owner clients, without their clients’ instructions, on this proposal. As a result, any uninstructed shares held in street name by Stockholder Nominees for their beneficial owner clients will not be voted at the Annual Meeting on this Proposal No. 4, as broker non-votes. An abstention will be treated as “present” for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Ratification of the appointment of Independent Auditors. The ratification of the appointment of our independent auditor for 2026 requires the affirmative vote of the majority of the shares cast on this Proposal No. 5 (i.e., the number of “FOR” votes cast must exceed the number of “AGAINST” votes cast on this Proposal No. 5 to ratify our appointment of our independent auditor). Under applicable NYSE American rules (the “NYSE Rules”), Delaware law and SEC regulations, we are not required to obtain the approval of our stockholders to appoint our auditors; however, we consider our stockholders’ advisory vote when reviewing our Auditor engagement.

This Proposal No. 5 is a “routine” matter and, therefore, Stockholder Nominees have authority to vote their beneficial owner clients’ uninstructed shares, held by them in street name for their beneficial owner clients’ benefit, at the Annual Meeting. If a Stockholder Nominee does not exercise this authority with respect to a share, such share will be counted as an abstention. An abstention will be treated as “present” for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Revocability of Proxy. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone Scientific at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation. Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of this Proxy Statement through the Internet or by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, forward proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as your proxy will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the Annual Meeting and at principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2024 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

7

PROPOSAL NO. 1

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

Our Board currently consists of six (6) members, four (4) of whom are independent under the listing standards for independence of the NYSE American and under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of the Company’s current directors: Benedetta I. Casamento, Neal Goldman, Eric Hines, Dr. Didier Demesmin, and Dr. Dawood Sayed for election at the Annual Meeting. Shanth Thiyagalingam, a member of the Board, was nominated but has decided not to run for re-election.

Our Board and the Nominating Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five (5) nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

NAME	AGE	POSITION	DIRECTOR SINCE
Benedetta Casamento	59	Chairman of the Board of Directors	2022
Neal Goldman	81	Vice Chairman of the Board	2019
Eric Hines	58	Chief Executive Officer and Director	2025
Dr. Didier Demesmin	56	Director	2024
Dr. Dawood Sayed	46	Director	2025

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE SIX (6) NOMINEES

FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director, or by the stockholders. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal, or death.

Information about Director Nominees

Set forth below is biographical information for each director nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no family relationships among any of the directors or executive officers of the Company.

8

Benedetta I. Casamento, Chairman of the Board

Benedetta Casamento has been a director of Milestone Scientific since 2022 and has served as Chairman of the Board since December 2025. Since August 2017, Ms. Casamento has served as a Consultant and a board member specializing in strategy, finance, and operations. Ms. Casamento previously served as Chairman and President of Allyke, Inc., an artificial intelligence company creating digital imagery insights for retail and other industries, from June 2016 to August 2017. From December 2014 to April 2016, she served as Chief Executive Officer of Calypso St. Barth, a luxury boutique retailer of women’s apparel and accessories. Before her role as CEO at Calypso St. Barth, Ms. Casamento served as a consultant to private equity firms with portfolio interests in retail and fashion from July 2012 to December 2014. Ms. Casamento previously served as Executive Vice President, Finance & Operations of The Talbots, Inc. (“Talbots”), a specialty retailer and direct marketer of women’s apparel, accessories, and shoes, from March 2009 to July 2012. Before joining Talbots, Ms. Casamento served in various leadership roles within Liz Claiborne Inc. from February 1999 to November 2008, culminating in her position as President of Liz Claiborne Brands. Ms. Casamento started her career at Saks Fifth Avenue. Our Board has determined that Ms. Casamento’s extensive business experience, as well as her background in accounting and finance, qualify her to serve on the Board.

Eric Hines, President, Chief Executive Officer, and Director

Mr. Hines has been President, Chief Executive Officer, and a director of Milestone Scientific since July 31, 2025. He most recently served as President of North America at Ex Libris Group (September 2014 - June 2021), a global provider of cloud-based solutions for higher education and libraries. From June 2021 to July 2025, Mr. Hines was involved in providing consulting services for Alethea, a technology start-up company, and also invested in commercial and personal real estate ventures. Before his role at Ex Libris Group, Mr. Hines held various roles at NICE Systems (October 2004-June 2014), a multinational company that designs and manufactures smart home security and automation products. Mr. Hines served as Senior Director of Sales at NICE Systems from October 2004 to November 2005. Subsequently, he served as Vice President of several North American divisions of NICE Systems from November 2005 through June 2014. Prior thereto, Mr. Hines served as Regional Director of Sales at AMDOCS Clarify CRM (October 2003- October 2004), a provider of customer relationship management (CRM) solutions to the communications industry. Mr. Hines received a Bachelor of Science in Chemistry from Wake Forest University in 1989 and an MBA in International Business from Xavier University in 1996.

Neal Goldman, Director

Neal Goldman has served as a director of Milestone Scientific since 2019 and served as Chairman of the Board from 2023 until December 2025. Mr. Goldman has been the President and Founder of Goldman Capital Management, Inc., a family office, since 2018. Goldman Capital Management was previously an investment advisory firm founded in 1985. Earlier in his career, Mr. Goldman served as First Vice President of Research at Shearson Lehman Hutton. He has also held senior positions as a money manager and research analyst with several firms, including Neuberger Berman, Moseley Hallgarten Estabrook & Weeden, Bruns Nordeman, and Russ and Company. Mr. Goldman served as Chairman of Charles & Colvard, Ltd. from 2016 until October 2025. He also previously served on the board of ImageWare Systems, Inc. until November 2020 and currently serves on the board of Koil Energy Solutions, Inc. (formerly Deep Down, Inc.). Prior to their respective acquisitions, he served on the boards of Blyth, Inc. and iPass Corporation. Mr. Goldman received a B.A. in Economics from The City University of New York (City College). We believe Mr. Goldman’s extensive experience in investment management and financial analysis qualifies him to serve on our Board of Directors.

Dr. Didier Demesmin, Director

Dr. Demesmin has been a director of Milestone Scientific since 2024 and is currently the Chief Executive Officer and Medical Director of University Pain and Spine Center, a position he has held since 2007. Since March 2006, Dr. Demesmin has held the position of Director of the Pain Management Department at St. Peter’s University Hospital. He is also a physician in the Departments of Pain Medicine at JFK Medical Center (since March 2007), Robert Wood Johnson University Hospital (since January 2008), Somerset Medical Center (since February 2009), Hudson Regional Hospital (since December 2010), and Saint Barnabas Hospital (since November 2013). Dr. Demesmin is also a Clinical Instructor in the Department of Medicine at Rutgers Robert Wood Johnson Medical School (since August 2006), a Clinical Assistant Professor in the Department of Physical Medicine and Rehabilitation at Rutgers Robert Wood Johnson Medical School (since July 2013), the Medical Director in the Physical Medicine and Rehabilitation and Sports Medicine Institute at St. Peter’s University Hospital (since (December 2013), and an Assistant Fellowship Program Director in the Multidisciplinary Interventional Pain Medicine Fellowship at JFK Johnson Rehabilitation Institute (since November 2013). Dr. Demesmin has been a member of the Board of Trustees of the New Jersey Society of Interventional Pain Physicians, since September 2010, and the Middlesex County Medical Society of New Jersey, since January 2010, where he held the positions of President Elect, from June 2011 to June 2012, and President, from June 2012 to June 2014. He also currently serves on the Board of Directors for the Latin American Pain Society (LAPS) and the World Institute of Regenerative Medicine (WIRM). Dr. Demesmin received a BA in Psychology from Rutgers University in 1994, a Medical Degree from the University of Medicine and Dentistry of New Jersey in 2000, and an MBA from the Kellogg School of Management of Northwestern University in 2018. Mr. Demesmin’ s medical healthcare background in the field of interventional pain management and business background has given him the expertise needed to serve as one of our directors.

9

Dawood Sayed, M.D., Director

Dr. Sayed has been a director of Milestone Scientific since 2025. He is a Professor of Anesthesiology and Pain Medicine at the University of Kansas Medical Center and currently serves as Division Chief of Pain Medicine, Director of Interventional Spine Services, and Director of the Center for Neuromodulation. With a robust clinical, academic, and policy background, he brings over a decade of leadership in pioneering minimally invasive pain therapies, neuromodulation, and health system innovation. Dr. Sayed also serves as Vice Chairman and Co-Founder of the American Society of Pain and Neuroscience (ASPN), where he works closely with key stakeholders, including commercial payers, regulators, and medical device manufacturers, to advance access to innovative pain relief technologies. His leadership has earned him multiple honors, including the 2025 Presidential Award from the North American Neuromodulation Society (NANS). Dr. Sayed has authored over 100 peer-reviewed publications, contributed to national guidelines in pain medicine, and currently leads multiple clinical trials evaluating neuromodulation and spinal therapies. He also serves as a medical advisor to several leading medtech innovators and participates on national AMA CPT® and NANS advocacy committees.

Board Leadership Structure

CORPORATE GOVERNANCE

Board Leadership Structure

The Board of Directors believes that the separation of the roles of Chairman of the Board and Chief Executive Officer provides for effective corporate governance and appropriate checks and balances with respect to the Company’s leadership and oversight. Under this structure, the Chief Executive Officer is responsible for developing and implementing the Company’s business strategies and overseeing the Company’s day-to-day operations. At the same time, the Chairman of the Board leads the Board in its oversight, governance, and advisory functions. The Board believes that separating these roles allows each individual to focus on their respective responsibilities and devote the appropriate time and attention required to perform those duties effectively.

The Board further believes that this leadership structure promotes clear accountability, enhances management oversight, and supports effective decision-making. For these reasons, the Board has determined that its current leadership structure is appropriate and in the best interests of the Company and its stockholders.

The Board’s Oversight of Risk Management

The Board of Directors recognizes that the Company faces a variety of risks, including, among others, risks related to operations in China, liquidity and access to capital, market acceptance of medical products, regulatory matters, and general operational risks.

●	The Board believes that an effective risk management framework is designed to:
●	Identify and assess material risks in a timely manner
●	Communicate material risk information to senior management and, as appropriate, to the Board and its committees
●	Develop and implement appropriate risk mitigation strategies
●	Integrate risk considerations into the Company’s strategic planning and decision-making processes

10

The Board oversees the Company’s overall risk management processes, while management is responsible for the day-to-day management of risk. The Chief Executive Officer, together with senior management, identifies, evaluates, and manages the Company’s risk exposures and implements risk management strategies approved by the Board.

The Board receives regular reports from management regarding the Company’s risk profile and engages in periodic discussions concerning significant risk exposures and mitigation efforts. The Board believes this structure promotes a culture of risk awareness and supports the Company’s long-term strategic objectives and the interests of its stockholders.

Committees of the Board

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a written charter approved by the Board.

●	Audit Committee – Oversees risks related to financial reporting, internal controls, compliance, liquidity, and cybersecurity.
●	Compensation Committee – Oversees risks associated with compensation policies and practices, including whether such programs encourage excessive risk-taking.
●	Nominating and Corporate Governance Committee – Oversees risks related to corporate governance

The Board believes that its committee structure enhances its ability to effectively oversee the Company’s risk management processes in accordance with NYSE American corporate governance standards.

Audit Committee

The Audit Committee meets regularly with management and the Company’s independent registered public accounting firm to review and discuss matters related to the Company’s financial reporting, internal control over financial reporting, and audit process.

●	The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of:
●	The integrity of the Company’s financial statements
●	The Company’s compliance with legal and regulatory requirements
●	The qualifications, independence, and performance of the Company’s independent registered public accounting firm
●	The preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025

The Audit Committee is directly responsible for the appointment, retention, compensation, evaluation, and oversight of the Company’s independent registered public accounting firm. The Committee also pre-approves all audit and permitted non-audit services provided by the independent auditors.

The Audit Committee is currently comprised of Benedetta Casamento (Chair) and Neal Goldman. Shanth Thiyagalingam, a member of the Audit Committee, has decided not to run for re-election. The Board has determined that each member of the Audit Committee is independent under the listing standards of NYSE American and satisfies the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

A copy of the Audit Committee Charter is available on the Company’s website at www.milestonescientific.com.

Audit Committee Financial Expert

The Board of Directors has determined that Benedetta Casamento is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. In addition, the Board has determined that Ms. Casamento is independent within the meaning of the listing standards of NYSE American and the applicable rules of the Securities and Exchange Commission, including Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

11

Compensation Committee

The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of the Company’s executive officers. The Committee also reviews general policies relating to employee compensation and benefits and administers the Company’s equity compensation plans, including the grant of stock options and other equity awards to officers, employees, directors, and consultants. In addition, the Compensation Committee reviews and makes recommendations to the Board regarding compensation for non-employee directors. The Compensation Committee may not delegate its authority to any other person, except to a subcommittee established in accordance with applicable law and the Committee’s charter.

The Compensation Committee is currently comprised of Neal Goldman (Chair) and Benedetta Casamento. Mr. Shanth Thiyagalingam, a member of the Compensation Committee, has decided not to run for re-election.

A copy of the Compensation Committee Charter is available on the Company’s website at www.milestonescientific.com. For additional discussion of executive compensation objectives, see Item 11, “Executive Compensation.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, evaluates, and recommends individuals qualified to serve as directors of the Company and assesses the suitability of incumbent directors for continued service on the Board.

The Committee is currently comprised of Benedetta Casamento (Chair) and Neal Goldman. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.milestonescientific.com.

In evaluating director candidates, the Committee considers a variety of factors, including integrity, professional experience, judgment, independence, understanding of the Company’s business and industry environment, and the ability to make meaningful contributions to the Board’s oversight responsibilities. The Committee also evaluates whether a candidate’s skills, expertise, and experience complement the existing composition of the Board and its committees and satisfy applicable independence and regulatory requirements.

●	The Committee considers director candidates recommended by stockholders. Stockholders wishing to recommend a candidate for consideration must submit a written recommendation that includes:
●	The stockholder’s name and evidence of stock ownership, including the number of shares held and the duration of ownership
●	The candidate’s name and a résumé or summary of qualifications

The candidate’s written consent to be named as a nominee and to serve as a director if elected. The Committee may also consider candidates suggested by current directors, executive officers, or other sources and may retain third-party search firms to assist in identifying qualified candidates. The evaluation process does not vary based on the source of the nomination.

Director Independence

The Board of Directors has determined that Neal Goldman, Benedetta Casamento and Dawood Sayed, M.D. (collectively, the “Independent Directors”) are independent within the meaning of Section 803A of the NYSE American Company Guide.

In making its independence determinations, the Board considered all relevant facts and circumstances, including any equity compensation awards granted to the Independent Directors during the year ended December 31, 2025, as disclosed under “Director Compensation” below. The Board determined that such awards were granted as compensation for services rendered in their capacity as directors and do not constitute a material relationship with the Company that would impair their independence under the NYSE American listing standards.

12

Stockholder Communication with the Board

The Board of Directors has established a process for stockholders and other interested parties to communicate with the Board. Stockholders and other interested parties may communicate with any member of the Board, the non-management directors as a group, any Board committee, or the chair of any such committee by directing correspondence to the intended recipient by name or title. All correspondence should be sent “c/o Corporate Secretary” at: 425 Eagle Rock Avenue, Suite 403, Roseland, New Jersey 07068.

The Company’s Corporate Secretary will review all communications for the sole purpose of determining whether the correspondence is appropriate for delivery to the directors. Communications that are unrelated to the duties and responsibilities of the Board, including advertisements, solicitations, or patently offensive material, will not be forwarded.

All appropriate communications will be promptly forwarded to the intended director or directors. In the case of communications addressed to the Board or to a committee or group of directors, the Corporate Secretary will distribute copies to each applicable member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission (the “SEC”). Such directors, executive officers, and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon a review of the copies of such reports furnished to the Company and written representations from certain reporting persons that no Form 5 reports were required, the Company believes that all filing requirements applicable to its directors and executive officers under Section 16(a) were timely satisfied during the fiscal year ended December 31, 2025.

Insider Trading Arrangements and Policies

The Company has adopted an insider trading policy governing the purchase, sale, and other dispositions of the Company’s securities by its directors, officers, and employees. The Company believes this policy is reasonably designed to promote compliance with applicable insider trading laws, rules, regulations, and exchange listing standards.

The policy prohibits trading in the Company’s securities while in possession of material nonpublic information and prohibits the disclosure of such information to others who may trade on the basis of that information.

The Company has established regular blackout periods in connection with the preparation and filing of its periodic reports. The Company may also impose special blackout periods from time to time when material nonpublic developments or events are pending.

Covered persons may trade in the Company’s securities only when no blackout period is in effect, they are not in possession of material non-public information and the transaction has been pre-cleared by the Company’s designated compliance officer, or pursuant to a Rule 10b5-1 trading plan adopted in compliance with applicable SEC rules.

During the last fiscal quarter of the fiscal year covered by this report, no director or officer adopted or terminated a Rule 10b5-1.

13

Code of Ethics

The Company has adopted a Code of Ethics, as defined in Item 406 of Regulation S-K, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as its directors.

The Code of Ethics is publicly available on the Company’s website at www.milestonescientific.com. The Company will provide a copy of the Code of Ethics, without charge, upon a written request to: Benedetta Casamento, Chairman of the Board, Milestone Scientific Inc, 425 Eagle Rock Avenue, Roseland, New Jersey 07068.

The Company intends to disclose any amendments to, or waivers (including any implicit waiver), from a provision of the Code of Ethics granted to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on its website or in a Current Report on Form 8-K, as required by applicable SEC rules.

Clawback Policy

The Board of Directors has adopted a written compensation recovery policy (the “Clawback Policy”) in accordance with Section 10D of the Securities Exchange Act of 1934, as amended, and the applicable listing standards of NYSE American.

The Clawback Policy provides for the recovery of certain incentive-based compensation that was erroneously awarded, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.

The policy applies to current and former executive officers who received incentive-based compensation during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Recovery is required to the extent that the incentive-based compensation received exceeds the amount that would have been received had it been determined based on the restated financial results.

Recovery under the Clawback Policy is required regardless of whether the executive officer engaged in misconduct or was responsible for the error that resulted in the restatement and applies to restatements resulting from both misconduct and inadvertent errors.

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth information concerning all compensation earned by Milestone Scientific’s (i) principal executive officer during the last completed fiscal year, (ii) principal financial officer during the last completed fiscal year, and (ii) the three most highly compensated executive officers other than the principal executive officer and principal financial officer who were serving as executive officers at the end of the fiscal year ended December 31, 2025.

The following table provides information regarding unexercised stock options held by the Named Executive Officers as of December 31, 2025 and 2024.

On April 30, 2026 (the “Effective Date”), the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved a one-time stock option exchange program (the “Exchange Program”) for outstanding stock options granted under the Company’s 2020 Plan and the applicable award agreements thereunder, held by Eric Hines, the President and Chief Executive Officer, and Jason Papes, the Senior Vice President, Global Head of Sales and Marketing, of the Company (“Eligible Options”), all of which had exercise prices that exceeded the current fair market value of the Company’s common stock. The Exchange Program was undertaken in accordance with, and as expressly permitted by, the 2020 Plan and the applicable award agreements thereunder, and provides that such eligible participants may voluntarily elect to surrender some or all of their Eligible Options in exchange for newly granted stock options to purchase shares of the Company’s common stock, at an exercise price reduced to $0.31 per share (the “Reduced Exercise Price”), which exercise price equaled the closing price of the Company’s common stock on the Effective Date (the “Repricing”). All of the Eligible Options (i) were granted under the 2020 Plan, (ii) as of the Effective Date, were held by continuing employees, (iii) had not previously been repriced and (iv) had an exercise price per share greater than the Reduced Exercise Price (the “Repriced Options”). The Repriced Options have the same vesting commencement date and expiration date as the respective Eligible Options surrendered. In addition, for each Repriced Option, the vesting schedule was modified such that the number of shares vesting on the applicable vesting commencement date was increased from 200,000 to 500,000 shares, constituting twenty-five percent (25%) of the total number of shares subject to the Repriced Option, and providing for the vesting of the remainder of the shares subject to the Repriced Options in two equal tranches of 750,000 shares on the first and second anniversaries of the applicable vesting commencement date rather than over three years from the vesting commencement date, subject to the continued employment of the grantee on the applicable vesting date and compliance with certain restrictive covenants. No other changes were made to the Repriced Options as a result of the Repricing.

14

Name	Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Eric Hines (1)	CEO	2025	$77,019		$718,000	$-	$795,019
Jan Adriaan (Arjan) Haverhals (2)	CEO	2024	$350,000	$478,000	$-	$53,422	$881,422
Jason Papes (3)	Senior VP of Global Sales and Marketing	2025	$77,596	$-	$646,200	$-	$723,796
Keisha M. Harcum (4)	Vice President of Finance	2024	$203,845	$25,000	$-	$-	$228,845
Keisha M. Harcum (4)	Vice President of Finance	2025	$220,028	$50,000	$-	$-	$270,028

1.	Mr. Hines was appointed Chief Executive Officer and a member of the Board of Directors effective August 1, 2025. Pursuant to his employment agreement, Mr. Hines was granted an option to purchase 2,000,000 shares of the Company’s common stock on August 1, 2025, at an exercise price of $0.50 per share, which amount was reduced in connection with the Repricing to $0.31 per share. The option expires on August 1, 2035, and vests as provided above, subject to continued service. The grant date fair value of this option award, computed in accordance with ASC 718, is reflected in the “Option Awards” column of the Summary Compensation Table for 2025.
2.	During 2024, Mr. Haverhals was awarded a discretionary performance bonus of $478,000 for the year ended December 31, 2024. “All Other Compensation” for 2024 includes approximately $39,000 in Company-paid health insurance premiums and approximately $14,000 for a car allowance. Mr. Haverhals resigned as Chief Executive Officer effective December 31, 2024.
3.	Mr. Papes was hired as Senior Vice President of Global Sales and Marketing effective August 6, 2025. Pursuant to his employment agreement, he was granted an option to purchase 2,000,000 shares of the Company’s common stock on August 6, 2025, at an exercise price of $0.45 per share, which amount was reduced in connection with the Repricing to $0.31 per share. The option expires on August 6, 2035, and vests as provided above, subject to continued service. The grant date fair value of this option award, computed in accordance with ASC 718, is reflected in the “Option Awards” column of the Summary Compensation Table for 2025.
4.	During 2025 and 2024, Ms. Harcum was awarded performance bonuses of $50,000 and $25,000 respectively.

Pay versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Company provides the following information regarding the relationship between executive compensation actually paid (“CAP”) and certain financial performance measures of the Company for the two most recently completed fiscal years.

15

For additional information regarding the Company’s compensation philosophy and alignment of executive compensation with performance, see “Compensation Philosophy and Objectives” and “Compensation Elements.”

Year	SCT Total PEO ($)	CAP PEO ($)	Avg. SCT Total Non-PEO ($)	Avg. CAP Non-PEO ($)	TSR ($100 Base)	Net Loss ($)
	(a)	(b)	(c)	(d)	(e)
2025	$795,019	$77,019	$496,912	$591,122	$28.72	$(5,722,216)
2024	$881,422	$881,422	$228,846	$228,846	$137.14	$(4,713,597)

	2025	2024
Calculation of Compensation Actually Paid to PEO (Column (b))
Total Summary Compensation Table (SCT)	$795,019	$881,422
Less: Grant Date Fair Value of Option Awards	$(718,000)	$-
Add: Fair Value of Unvested Option Awards as of 12/31/2025	$925,800	$-
Compensation Actually Paid	$1,002,819	$881,422

(a)	The amounts reported in this column represent the total compensation reported for the Company’s principal executive officer (“PEO”) in the “Total” column of the Summary Compensation Table for each applicable fiscal year.

(b)	The amounts reported in this column represent compensation actually paid (“CAP”) to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. CAP does not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with SEC rules, the calculation of CAP begins with the total compensation reported in the Summary Compensation Table and includes adjustments for equity awards as described below. For the fiscal year 2025, CAP reflects the following adjustments:

Subtraction of the aggregate grant date fair value of stock option awards granted during 2025, as reported in the Summary Compensation Table; and

●	Addition of the fair value of unvested stock option awards outstanding as of December 31, 2025.
●	Subtraction of the aggregate grant date fair value of stock option awards granted during 2025, as reported in the Summary Compensation Table; and

The fair value of unvested stock option awards as of December 31, 2025 was determined using the Black-Scholes option pricing model

●	Stock price: $0.27
●	Volatility: 86.95%
●	Risk-free interest rate: 3.63%
●	Expected term: 10 years
●	Dividend Yield 0%

For fiscal years 2024, no equity awards were granted or outstanding that required adjustment under Item 402(v), and therefore, CAP equals the total compensation reported in the Summary Compensation Table for those years.

Because the Company’s stock price declined during fiscal year 2025, the year-end fair value of outstanding stock option awards was lower than their grant date fair value, resulting in CAP being lower than total compensation reported in the Summary Compensation Table

(c)	The amounts reported in this column represent the average of the amounts reported for the Company’s Non-PEO Named Executive Officers (“Non-PEO NEOs”) in the “Total” column of the Summary Compensation Table for each applicable year. There were no Non-PEO NEOs during fiscal year 2024.

16

(d)	The amounts reported in this column represent the average compensation actually paid (“CAP”) to the Company’s Non-PEO NEOs as computed in accordance with Item 402(v) of Regulation S-K. For fiscal year 2025, CAP for each Non-PEO NEO reflects the same equity award adjustments described in footnote (b), as applicable. For fiscal year 2024, no adjustments were required.

(e)	Total Shareholder Return (“TSR”) represents the cumulative value of an initial $100 investment in the Company’s common stock beginning of the period.

Employment and Consulting Contracts

Leonard Osser

Succession Agreement and Related Compensation Arrangements

As part of the Company’s succession planning, on April 6, 2021, Mr. Osser entered into an agreement with the Company (the “Succession Agreement”) pursuant to which he agreed to restructure certain of his existing arrangements with the Company to provide broader executive support beyond the Company’s Chinese operations and, upon stepping down as Interim Chief Executive Officer, to assume the role of Vice Chairman of the Board.

In connection with the Succession Agreement:

●	Compensation under Mr. Osser’s July 2017 Employment Agreement was reduced by $100,000 to $200,000, with the reduction split equally between cash compensation and equity compensation.
●	Compensation under his July 2017 Consulting Agreement was increased by $100,000 to $200,000, also split equally between cash and equity compensation. The equity component shifted from the Employment Agreement to the Consulting Agreement.

Compensation under the Employment Agreement and Consulting Agreement is payable for 9.5 years from May 19, 2021. For each of the years ended December 31, 2025 and 2024, the Company recorded:

●	$200,000 of expenses related to the Employment Agreement; and
●	$200,000 of expenses related to the Consulting Agreement.

If the Company terminates Mr. Osser’s employment without cause (other than due to death or disability), or if Mr. Osser terminates his employment for good reason (each as defined in the applicable agreement), he is entitled to receive, in a lump sum, an amount equal to the aggregate present value (determined in accordance with Section 280G(d)(4) of the Internal Revenue Code) of all compensation payable from the termination date through the remainder of the employment term.

Vice Chairman Appointment and Option Grant

Upon stepping down as Interim Chief Executive Officer on May 19, 2021, Mr. Osser assumed the role of Vice Chairman of the Board. In connection with his acceptance of the Vice Chairman position and his agreement to provide additional consulting services, Mr. Osser was granted options to purchase 2,000,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant. The options vest over the five-year period following his resignation as Interim Chief Executive Officer ten years from the date of grant, whichever period ends first. On November 7, 2025, Mr. Osser resigned as a director of the Company.

Beneficial Ownership

Mr. Osser beneficially owns 2,844,028 shares of the Company’s common stock. In addition, 3,221,786 shares are issuable to him upon termination of his employment agreement, subject to the terms thereof.

17

Jan Adriaan (Arjan) Haverhals

The Company entered into a consulting agreement with Jan Adriaan (Arjan) Haverhals (the “Consulting Agreement”), effective January 1, 2025. The Consulting Agreement continues for an indefinite term unless terminated in accordance with its terms. Either party may terminate the Consulting Agreement upon 90 days’ prior written notice. The Company may terminate the Consulting Agreement upon 30 days’ prior written notice in the event of Mr. Haverhals’ inability to provide services. Under the Consulting Agreement, Mr. Haverhals is entitled to receive consulting fees at an annual rate of $350,000, payable monthly in arrears. For 2025, compensation was structured as follows:

●	$150,000 for the first calendar quarter of 2025; and
●	$67,000 for each subsequent calendar quarter of 2025.

The Company recorded consulting expense of approximately $350,000 for the year ended December 31, 2025 related to the Consulting Agreement. Mr. Haverhals is entitled to reimbursement of reasonable expenses incurred in providing services. He serves as an independent contractor and is not eligible for Company-provided health or accident insurance, life insurance, paid sick leave, or paid vacation benefits. In connection with the Consulting Agreement, Mr. Haverhals entered into the Company’s standard form of non-disclosure, non-solicitation, non-competition, and invention assignment agreement. As of December 31, 2025, the Company owed Mr. Haverhals approximately $89,000 under the Consulting Agreement, which is included in accounts payable — related party in the Company’s consolidated balance sheets.

Subsequent to December 31, 2025, Mr. Haverhals agreed to waive $66,000 of amounts payable to him, which had been included in accounts payable — related party. Pursuant to the Consulting Agreement, Mr. Haverhals is entitled to receive 912,736 shares of the Company’s common stock six months following his resignation as Chief Executive Officer, subject to the terms of the Consulting Agreement. As of December 31, 2025, such shares had not been issued.

Mr. Haverhals did not stand for re-election as a director at Company’s Annual Meeting of Stockholders held on December 18, 2025, Mr. Haverhals was not re-elected to the Board of Directors. and his term as a director expired at the conclusion of the Annual Meeting.

April 2025 Financing

On April 9, 2025, the Company issued a series of promissory notes (“Convertible Bridge Notes”) in the aggregate amount of $800,000 to Mr. Neal Goldman, Ms. Benedetta Casamento, and Dr. Didier Demesmin, each of whom is a director of the Company. The notes are due April 9, 2028, and bear interest at the annual rate of prime less 2.50%, payable annually. All principal and interest shall be payable in cash and/or shares of common stock at the sole discretion of the Company. The notes are convertible into shares of common stock by the holder at any time and by the Company at maturity. If the Company sells equity securities for gross proceeds in excess of $4,000,000, the holders may request repayment of their note in either cash, shares of common stock or a combination of cash and shares; provided, that the holders would then be entitled to receive only so much cash as the net proceeds to the Company in such sale of equity securities, after payment of other indebtedness and other uses (other than working capital) specified as a use of the proceeds in the relevant offering or disclosure documentation, shall be in excess of $4,000,000. Upon a liquidation event of the Company, as defined in the notes, which includes a sale of the Company or assets, a merger, reorganization or combination transaction where the shareholders before the transaction own less than 50% of the Company after the transaction and a liquidation, dissolution or winding-up of the Company, the notes will be repaid in cash or its portion of any non-cash consideration. The conversion rate for any issuance of shares of common stock will be at the then fair value of a share of common stock, with the fair value being determined with reference to the public market price of a share of common stock, but not less than $0.50. The notes are unsecured and have typical default terms.

Objective of Executive Compensation Program

The primary objectives of the Company’s executive compensation program are to attract, retain and motivate qualified and energetic executive officers who are committed to advancing Milestone Scientific’s mission and long-term strategic goals. The program is also designed to reward individual performance, encourage teamwork, and align management’s interests with those of stockholders by promoting an ownership-oriented culture.

The Compensation Committee of the Board of Directors is responsible for reviewing and approving, or where appropriate recommending to the full Board for approval, the annual compensation of the Company’s Named Executive Officers (“NEOs”).

18

The Company’s compensation program seeks to balance:

●	Competitive base compensation sufficient to attract and retain strong leadership;
●	Performance-based incentives that reward individual and Company performance; and
●	Equity-based compensation designed to align executive interests with stockholders and promote long-term value creation.

In evaluating executive performance and determining compensation levels, the Compensation Committee considers a range of qualitative and quantitative factors, including:

●	Financial performance;
●	Progress toward strategic objectives;
●	Development of strategic business relationships;
●	Leadership effectiveness and organizational development; and
●	Individual contributions to Company performance.

While management may provide recommendations to the Compensation Committee regarding executive compensation matters, the Compensation Committee retains full authority and does not delegate its compensation-setting responsibilities.

The Company does not currently engage a compensation consultant to advise on executive or director compensation matters.

Annual compensation for the Chief Executive Officer generally consists of:

●	Base salary;
●	Performance-based bonus (which may be payable in cash and/or equity); and
●	Periodic grants of stock options under the Company’s equity incentive plan.

Stock option awards are granted on a discretionary basis, rather than pursuant to a formula, taking into account individual performance, role, market conditions and long-term retention considerations.

The Compensation Committee considers both current and prior compensation when determining future compensation adjustments. The Company also considers market practices among companies that compete for executive talent, recognizing that compensation elements such as base salary, bonus and equity awards are commonly used in the marketplace.

The Compensation Committee has not historically based annual compensation decisions solely on short-term stock price performance, recognizing that the Company’s stock price may be influenced by external factors beyond management’s direct control. However, equity-based compensation is intended to align executive interests with long-term stockholder value. The Company does not employ a fixed formula to determine the allocation between cash and non-cash compensation. Instead, compensation decisions are made based on the Compensation Committee’s judgment, taking into account the Company’s financial condition, market conditions, competitive positioning, and retention objectives.

19

Outstanding Equity Awards on December 31, 2025

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Number of Shares or Units of Stock that have not vested (#) (3)
Eric Hines	200,000	1,800,000	$0.50	8/1/2035	-	$-
Total	200,000	1,800,000			-	$-
Jason Papes	200,000	1,800,000	$0.45	8/6/2035	-	$-
Total	200,000	1,800,000			-	$-
Leonard Osser	1,600,000	400,000	$2.47	4/23/2031	3,221,786	$869,882
	32,175	-	$3.11	2/9/2026	-	$-
Total	1,632,175	400,000			3,221,786	$869,882

Grand Total	2,032,175	4,000,000			3,221,786	$869,882

The following table includes certain information with respect to all unexercised stock options and unvested shares of common stock of Milestone Scientific outstanding owned by the Named Executive Officers on December 31, 2025.

1.	Represents stock option grants at fair market value on the date of grant.
2.	Issuance of the shares of common stock has been deferred until the termination of employment with Milestone Scientific in accordance with the terms of the respective employment arrangements.
3.	Based on the closing price per share of $0.27 as reported on the NYSE American on December 31, 2025

Director Compensation

	Fees Earned paid in cash$	Stock Awards $	Total $
Neal Goldman	-	115,000	115,000
Benedetta Casamento	-	115,000	115,000
Dr. Didier Demesmin	-	100,000	100,000
Shanth Thiyagalingam	-	66,667	66,667
Dr. Dawood Sayed	-	33,333	33,333

20

Security Ownership of Certain Beneficial Owners and Management and Related Stockholders Matters

The following table, together with the accompanying footnotes, sets forth information as of the April 30, 2026 (the “Evaluation Date”), regarding stock ownership of all persons known by Milestone Scientific to own beneficially more than 5% of Milestone Scientific’s outstanding common stock, Named Executives, all directors, and all directors and executive officers of Milestone Scientific as a group:

Names of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Percentage
Executive Officers and Directors
Eric Hines (3)	1,760,185	1.76%
Benedetta Casamento (4)	1,194,606	*	%
Neal Goldman (5)	4,171,938	3.56%
Dr. Didier Demesmin (6)	602,111	*	%
Shanth Thiyagalingam (7)	202,020	*	%
Dawood Sayed, M.D (8)	101,010	*	%
All directors & executive officers as group (6 persons)	8,153,082	9.22%

5% Ownership and Related Party
BP4 S.p.A. (9)	8,896,765	10.06%
Jan Adriaan (Arjan) Haverhals (10)	260,210	*	%
Michael McGeehan (11)	734,364	*	%

1.	The addresses of the persons named in this table are as follows: Eric Hines, Neal Goldman, Michael McGeehan, Benedetta Casamento, Shanth Thiyagalingam, Dawood Sayed, M.D., and Dr. Didier Demesmin are at 425 Eagle Rock Avenue, Roseland, New Jersey 07068.
2.	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the Evaluation Date, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants, and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the Evaluation Date, have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. The percentages for each beneficial owner are determined based on dividing the number of shares of common stock beneficially owned by the sum of the outstanding shares of common stock on the Evaluation Date, and the number of shares underlying options exercisable and convertible securities convertible within 60 days from the Evaluation Date, held by the beneficial owner. For the avoidance of doubt, the table includes shares of common stock issued in the Company’s private placement completed April 20, 2026 (the “Private Placement”), but does not include shares issuable upon exercise of warrants issued in the Private Placement, which warrants are initially exercisable six (6) months after issuance (more than 60 days after the Evaluation Date).
3.	Includes 325,000 shares held by Mr. Hines prior to joining the Company, 185,185 shares purchased in the Private Placement, and 1,250,000 shares issuable upon the exercise of stock options vested or to vest within 60 days, including 750,000 shares issuable upon the exercise of stock options vesting on August 1, 2026.
4.	Includes 624,187 shares held by Mrs. Casamento, including 325,000 shares purchased by her in the Private Placement upon conversion of a portion of her convertible bridge note, and 245,419 shares issuable upon conversion of the unconverted principal and accrued interest on her convertible bridge note at a conversion price of $0.50 per share. Does not include 185,185 shares purchased by her husband in the Private Placement.
5.	Includes 2,560,705 shares held by Mr. Goldman, including 185,185 shares purchased by him in the Private Placement for cash, 812,501 shares issued to him in the Private Placement upon conversion of a portion of his convertible bridge note, and 613,547 shares issuable upon conversion of the unconverted principal and accrued interest on his convertible bridge note at a conversion price of $0.50 per share.
6.	Includes 316,901 shares held by Dr. Demesmin, including 162,500 shares issued to him in the Private Placement upon conversion of a portion of his convertible bridge note, and 122,710 shares issuable upon conversion of the unconverted principal and accrued interest on his convertible bridge note at a conversion price of $0.50 per share.

21

7.	Includes 202,020 shares held by Mr. Thiyagalingam. Mr. Thiyagalingam has decided not to run for re-election.
8.	Includes 101,010 shares held by Dr. Sayed
9.	Includes 8,896,765 shares held by BP4 S.R.L. (“BP4”). Dr. Pedro Palau, Liquidator, with an address at Corso Venezia 44, Milan, Italy 20121, is deemed to have voting and investment power over the securities held by BP4. Based on information in the Form filed by BP4
10.	Includes 260,210 shares held by Mr. Haverhals
11.	Includes 734,364 shares held by Mr. McGeehan.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information (as of December 31, 2025)

Equity compensation plan approved by stockholders	Number of Securities Issued under the 2020 Plan	Number of Securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plan

2020 Plan	4,516,527	7,715,506	$1.29	1,021,220

Total	4,516,257	7,715,506	$1.29	1,021,220

The 2020 Plan, as amended and restated in 2021 and amended during 2024, provides for awards to purchase up to a maximum of 11,500,000 shares of common stock and expires in December 2030. Options may be granted to employees, directors, and consultants of Milestone Scientific for the purchase of shares of common stock at a price not less than the fair market value of common stock on the date of grant. In general, options become exercisable over three years from the grant date and expire five years after the date of grant. During the year ended December 31, 2025, 4,516,257 options and shares were issued. The 2020 Plan is the sole active equity incentive plan of the Company.

On April 30, 2026, the Compensation Committee approved the grant of performance-based restricted stock units (“PRSUs”) to certain officers of the Company. The PRSUs were awarded in accordance with, and as permitted by, the 2020 Plan. As all of the PRSUs are to have the same performance milestones and other terms and conditions (other than the actual grant amounts), the Compensation Committee established a sub-plan of the 2020 Plan (the “Sub-Plan”) as the framework together with the 2020 Plan for the award of PRSUs (each, an “Award” and collectively, “Awards”), with a fixed pool of PRSUs allocated to each of the five (5) performance milestones set forth below. The award of PRSUs under the Sub-Plan is subject to stockholder approval of an amendment of the 2020 Plan to increase the number of shares covered by the 2020 Plan to account for Awards under the Sub-Plan.

Subject to stockholder approval, the total aggregate number of shares of Common Stock that may be issued under the Sub-Plan upon full satisfaction of all Performance Milestones is 17,234,635 shares (the “Aggregate Pool”).

Each Award is comprised of the following Performance Milestones and each Performance Milestone is allocated up to the specified percentage of the Aggregate Pool:

Performance Milestone	Sub-Pool (percentage of Aggregate Pool)
Last twelve month net sales from organic growth, for existing business lines greater than $11.0 million	20%
Last twelve month net sales from organic growth, for existing business lines greater than $13.0 million	20%
Last twelve month net sales from organic growth, for existing business lines greater than $15.0 million	30%
Company’s Market Capitalization of at least $50 million	15%
“Qualified Acquisition” consummated (having more than $10 million of revenue)	15%

22

Subject to stockholder approval, the total aggregate number of shares of Common Stock that may be issued under the Sub-Plan in settlement of Awards granted and upon full satisfaction of all Performance Milestones with respect to such Awards is 11,202,513, which Awards have been granted to the following officers of the Company:

Name of Officer	Position	Percentage of the Aggregate Pool	Total Number of Shares of Common Stock Subject to PRSUs Awarded
Eric Hines	President and Chief Executive Officer	30%	5,170,391
Keisha Harcum	Vice President of Finance	17.5%	3,016,061
Jason Papes	Senior Vice President, Global Head of Sales and Marketing	17.5%	3,016,061

Each PRSU will be equivalent to one share of Common Stock and shall entitle the participant to receive from the Company at the settlement thereof applicable to such PRSU one share of Common Stock. The dollar value of shares issuable upon settlement of Awards is not calculable at this time.

Awards with respect to a Performance Milestone shall vest upon achievement of each Performance Milestone, subject to certification by the Compensation Committee that such Performance Milestone has been met, satisfaction of continued employment by the participant and the other requirements set forth in the Sub-Plan, except that any part of an Award the Performance Milestone of which (other than with respect to a Qualified Acquisition) is achieved within twelve (12) months after such grant to a participant shall be treated as if such Performance Milestone was not so achieved for such participant.

Certain Relationships and Related Transactions, and Director Independence

United Systems

Milestone Scientific has a supply agreement with United Systems, the principal supplier of the Company’s handpieces. Pursuant to the agreement, the Company purchases manufactured products from United Systems under individual purchase orders. The agreement does not require minimum purchase commitments.

In June 2021, the Company entered into a ten-year supply agreement with United Systems for the manufacture and supply of handpieces.

Purchases from United Systems totaled approximately $1.9 million and $1.7 million for the years ended December 31, 2025 and 2024, respectively. As of December 31, 2025 and December 31, 2024, amounts owed to United Systems were approximately $1,100,000 and $664,000, respectively. These amounts are included in the accounts payable related party in the Company’s consolidated balance sheets.

Director of Clinical Affairs

The Company pays royalties to its Director of Clinical Affairs pursuant to existing royalty arrangements related to certain Company products. Royalty expense paid to the Director of Clinical Affairs totaled approximately $445,000 and $442,000 for the years ended December 31, 2025 and 2024, respectively. In addition, the Company paid consulting fees to the Director of Clinical Affairs totaling approximately $128,000 and $156,000 for the years ended December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, accrued but unpaid royalties owed to the Director of Clinical Affairs were approximately $289,000 and $110,000, respectively. These amounts are included in accounts payable related party and accrued expenses related party in the Company’s consolidated balance sheets.

23

Employment and Consulting Contracts

Leonard Osser

Succession Agreement and Related Compensation Arrangements

As part of the Company’s succession planning, on April 6, 2021, Mr. Osser entered into an agreement with the Company (the “Succession Agreement”) pursuant to which he agreed to restructure certain of his existing arrangements with the Company to provide broader executive support beyond the Company’s Chinese operations and, upon stepping down as Interim Chief Executive Officer, to assume the role of Vice Chairman of the Board.

In connection with the Succession Agreement:

●	Compensation under Mr. Osser’s July 2017 Employment Agreement was reduced by $100,000 to $200,000, with the reduction split equally between cash compensation and equity compensation.
●	Compensation under his July 2017 Consulting Agreement was increased by $100,000 to $200,000, also split equally between cash and equity compensation. The equity component shifted from the Employment Agreement to the Consulting Agreement.

Compensation under the Employment Agreement and Consulting Agreement is payable for 9.5 years from May 19, 2021.For each of the years ended December 31, 2025 and 2024, the Company recorded:

●	$200,000 of expenses related to the Employment Agreement; and
●	$200,000 of expenses related to the Consulting Agreement.

If the Company terminates Mr. Osser’s employment without cause (other than due to death or disability), or if Mr. Osser terminates his employment for good reason (each as defined in the applicable agreement), he is entitled to receive, in a lump sum, an amount equal to the aggregate present value (determined in accordance with Section 280G(d)(4) of the Internal Revenue Code) of all compensation payable from the termination date through the remainder of the employment term.

Vice Chairman Appointment and Option Grant

Upon stepping down as Interim Chief Executive Officer on May 19, 2021, Mr. Osser assumed the role of Vice Chairman of the Board. In connection with his acceptance of the Vice Chairman position and his agreement to provide additional consulting services, Mr. Osser was granted options to purchase 2,000,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant. The options vest over the five-year period following his resignation as Interim Chief Executive Officer ten years from the date of grant, whichever period ends first. On November 7, 2025, Mr. Osser resigned as a director of the Company.

Beneficial Ownership

As of the Record Date, Mr. Osser beneficially owned 2,844,028 shares of the Company’s common stock. In addition, 3,221,786 shares are issuable to him upon termination of his employment agreement, subject to the terms thereof.

Dr. D. Demesmin

As of February 2024, the University Pain Medicine Center (STEMMEE), of which Dr. D. Demesmin, a Company board member, is the CEO, agreed to purchase products from the Company under the same terms and conditions applying to other medical pain clinics in the United States. STEMMEE purchased medical products of $54,000 and $21,000 for the years ended December 31, 2025 and 2024, respectively. As of December 31, 2025 the Company was owed approximately $25,500 which regard in related party accounts receivable.

24

Jan Adriaan (Arjan) Haverhals

The Company entered into a consulting agreement with Jan Adriaan (Arjan) Haverhals (the “Consulting Agreement”), effective January 1, 2025. The Consulting Agreement continues for an indefinite term unless terminated in accordance with its terms. Either party may terminate the Consulting Agreement upon 90 days’ prior written notice. The Company may terminate the Consulting Agreement upon 30 days’ prior written notice in the event of Mr. Haverhals’ inability to provide services. Under the Consulting Agreement, Mr. Haverhals is entitled to receive consulting fees at an annual rate of $350,000, payable monthly in arrears. For 2025, compensation was structured as follows:

●	$150,000 for the first calendar quarter of 2025; and
●	$67,000 for each subsequent calendar quarter of 2025.

The Company recorded consulting expense of approximately $350,000 for the year ended December 31, 2025 related to the Consulting Agreement. Mr. Haverhals is entitled to reimbursement of reasonable expenses incurred in providing services. He serves as an independent contractor and is not eligible for Company-provided health or accident insurance, life insurance, paid sick leave, or paid vacation benefits. In connection with the Consulting Agreement, Mr. Haverhals entered into the Company’s standard form of non-disclosure, non-solicitation, non-competition, and invention assignment agreement. As of December 31, 2025, the Company owed Mr. Haverhals approximately $89,000 under the Consulting Agreement, which is included in accounts payable — related party in the Company’s consolidated balance sheets.

Subsequent to December 31, 2025, Mr. Haverhals agreed to waive $66,000 of amounts payable to him, which had been included in accounts payable — related party.

Pursuant to the Consulting Agreement, Mr. Haverhals is entitled to receive 912,736 shares of the Company’s common stock six months following his resignation as Chief Executive Officer, subject to the terms of the Consulting Agreement. As of December 31, 2025, such shares had not been issued. At the Company’s Annual Meeting of Stockholders held on December 18, 2025, Mr. Haverhals was not re-elected to the Board of Directors. Accordingly, his term as a director expired at the conclusion of the Annual Meeting.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to be elected (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes for a director to be elected).

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of this Proposal and will have no effect on the outcome of the vote.

The BOARD UnANIMOUSLY recommends that stockholders vote “FOR” EACH OF THE SIX (6) NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

25

PROPOSAL NO. 2

VOTE TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF

INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES

OF COMMON STOCK FROM 125,000,000 TO 135,0000,0000

(ITEM 2 ON THE PROXY CARD)

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of common stock, par value $0.001 per share, from 125,000,000 shares to 135,000,000 shares, subject to the Board of Directors’ authority to abandon such amendment. The Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. The Charter also authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are currently outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized shares of preferred stock. The Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

Purpose of the Amendment

The Charter currently authorizes the issuance of up to 125,000,000 shares of common stock. As of the close of business on the Record Date, there were 88,449,412 shares of common stock issued and outstanding. In addition, as of the close of business on the Record Date, there were 7,962,963 shares of common stock issuable upon exercise of outstanding warrants, all of which were issued in the Private Placement; 7,476,028 shares of common stock issued or issuable upon exercise of stock options granted; 11,202,513 shares of common stock reserved for issuance upon the settlement of recently granted performance-based restricted stock units; 3,617,696 shares of common stock issuable as deferred compensation to the Company’s executive officers and employees; including 1,002,162 shares issued to independent consultants in lieu of cash compensation;. and 1,351,086 shares of common stock available for issuance pursuant to future grants which can be made under the Company’s 2020 Equity Incentive Plan. (other than in respect of the recently granted performance-based restricted stock units).

Therefore, the purpose of this amendment to increase the number of authorized shares of common stock to 28,750,000 is to allow the Company to meet is current contractual requirements to issue shares of its common stock, to be able to issues shares of common stock upon settlement of performance-based restricted stock units, and to issue additional shares of common stock for any proper corporate purposes, including but not limited to, public or private financings, stock splits, stock dividends, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures and other business combinations, as well as for other general corporate transactions.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in the number of authorized shares of common stock. The additional shares of common stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purposes. Having these additional shares of authorized common stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of arranging a special meeting of stockholders.

Possible Effects of the Amendment and Anti-takeover Considerations

If the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, other than enabling the Company to have sufficient shares available to issue with respect to equity incentives granted subject to stockholder approval. Shares of common stock issued in the future (including for the purposes described above in the section entitled “Purpose of Amendment”), other than for a stock split, may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could have a financially dilutive effect on previously issued shares of common stock and have a negative effect on the market price of the common stock. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock. Current stockholders have no preemptive or similar rights.

26

The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of common stock or preferred stock, including preferred stock convertible into shares of common stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effective Date

If the Company’s stockholders approve the increase in the number of authorized shares of common stock to 135,000,000 shares, we must file a Certificate of Amendment to the Charter with the Delaware Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the Certificate of Amendment as soon as practicable. Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment right away.

Regarding the authorized capital structure of the Company, the first sentence of Article FOURTH of the Charter currently reads as follows:

“The total number of shares which this corporation shall have authority to issue is 130,000,000 shares, consisting of (i) 125,000,000 shares of common stock, $.001 par value per share (the “Common Stock”) and (ii) 5,000,000 shares of preferred stock, $.001 par value per share (the “Preferred Stock”).”

The Company’s Board of Directors has approved the following amendment to Article Fourth, subject to approval of such amendment by the stockholders of the Company at the Annual Meeting, as specified below:

The first sentence of Article Fourth is to be deleted in its entirety and be replaced by the following sentence:

“The total number of shares which this corporation shall have authority to issue is 140,000,000 shares, consisting of (i) 135,000,000 shares of common stock, $.001 par value per share (the “Common Stock”) and (ii) 5,000,000 shares of preferred stock, $.001 par value per share (the “Preferred Stock”).”

Dissenters’ Rights

Neither Delaware law, nor the Company’s Charter, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 2 (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes for this proposal to be approved).

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the adoption of equity incentive plans. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of this Proposal and will have no effect on the outcome of the vote.

The BOARD UnANIMOUSLY recommends that stockholders vote “FOR” the resolution above, approving AN amendment TO the RESTATED Certificate of Incorporation to increase THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 125,000,000 TO 135,000,000 shares.

27

PROPOSAL NO. 3

TO AMEND THE COMPANY’S AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE ISSUED THEREUNDER FROM 11,500,000 TO 28,750,000 SHARES.

(ITEM 3 ON THE PROXY CARD)

Introduction

We are seeking stockholder approval to amend the Company’s Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of common stock which may be issued under the 2020 Plan by 17,250,000 shares, from 11,500,000 to 28,750,000 shares (the “Amendment”). If our stockholders approve the Amendment, it will become effective on the date of such stockholder approval. If our stockholders do not approve the Amendment, awards granted in excess of such available shares will terminate and we will only grant awards under the 2020 Equity Incentive Plan until the shares available for issuance thereunder are exhausted.

On the recommendation of our Compensation Committee, the Administrator of the 2020 Plan, our Board unanimously approved the increase in the number of shares of Common stock which may be issued under the 2020 Plan by 17,250,000 shares, from 11,500,000 to 28,750,000 shares, subject to its approval by our stockholders at the Annual Meeting. The Amendment is intended to supplement the 2020 Plan by increasing the number of shares available for issuance under the 2020 Plan to our non-employee independent directors, officers, employees, personnel, and other eligible plan participants. A summary of the 2020 Plan appears below under the heading “Summary of the Key Terms of the 2020 Plan” and a copy of the 2020 Plan, as so amended, is attached as Appendix A to this Proxy Statement. We encourage you to read Appendix A in its entirety.

Our stockholders have previously approved the reservation of shares for issuance under the 2020 Plan (at annual general meetings of our stockholders) as follows: (a) in 2020, the 2020 Plan under which 2,000,000 shares were reserved for issuance; (b) 2,000,000 additional shares in 2021 pursuant to amendment thereto; and (c) 7,500,000 additional shares in 2023 pursuant to an amendment thereto. Through such amendments (including the fourth amendment), there have been a cumulative of 11,500,000 shares reserved for issuance under the 2020 Plan, and to date, there have been 10,148,914 shares issued or issuable upon the exercise of stock options under the 2020 Plan.

We believe the reservation of an additional 17,250,000 shares pursuant to the Amendment, if approved by our stockholders, will provide us with a sufficient number of shares available for issuance under the 2020 Plan to continue to provide a range of equity incentive tools and sufficient flexibility to permit us to make effective use of the share-based awards our stockholders authorize for incentive purposes.

The Board believes that the Amendment is in the best interests of our stockholders and the Company and recommends that our stockholders vote to approve the Amendment.

Current Plan Information

As of the Record Date, there were 88,449,412 shares outstanding. The 2020 Plan is the only plan with shares available for grant. The Company’s previous equity incentive plan was replaced by the 2020 Plan. Information regarding the shares continuing to be governed by the 2020 Plan, in the aggregate, is as follows:

	Shares	Basic Dilution
New Shares if Stockholders Approve the Amendment to the 2020 Plan	17,500,000	11.31%
Shares Currently Available for Issuance	1,351,086.	1.53%
Shares Outstanding(1)	7,476,028	8.45%
Total	26,327,114	29.77%

(1)	Outstanding awards is comprised of 6,066,665 issuable upon the exercise of outstanding stock options, 511,363 issuable for RSU and 898,000 issuable upon conversion of the convertible board note.

28

Equity Compensation plan approved by stockholders	Number of Securities	Number of Securities to be issued upon settlement of deferred compensation and exercise of outstanding awards	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance
2020 Plan (excluding Sub-Plan)	2,672,887	7,476,027	-	1,351,086

2020 Plan (including Sub-Plan)	2,672,887	18,678,540	-	7,398,573

Rationale for Amending the 2020 Plan as Proposed

We are asking stockholders to approve the Amendment to increase the number of shares available for issuance under the 2020 Plan by 17,250,000 additional shares to ensure we can provide equity grants across our organization to employees and non-employee directors once the current share reserve is exhausted under the 2020 Plan for the reasons stated below. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to the Company through recognition and the opportunity for stock ownership. Further, we believe equity awards, including performance equity awards, provide a strong incentive to our directors, officers, and employees to contribute materially to the growth of the Company by better aligning their interests with those of our stockholders.

The 2020 Plan is our sole active plan for providing future equity incentives to our non-employee independent directors, officers, employees, personnel, and any other eligible plan participants. Following the adoption of the 2020 Plan we made regular awards of shares to our directors, officers, employees, and increasingly used shares as compensation for certain of our employees and consultants, in lieu of incurring significant additional cash expenditures resulting from additional cash compensation. Additionally, in August 2025 we hired two new senior executives and granted them stock options. After such grants and certain other issuances to consultants in lieu of cash compensation, the Company had issued an aggregate of 7,476,028 shares and options to purchase shares under the 2020 Plan, leaving 1,351,086

In February 2026, the Compensation Committee established a Performance Incentive Sub-Plan (the “Performance Sub-Plan”) under the 2020 Plan to better align the interests of our senior executive officers with those of our stockholders. All awards under the Performance Sub-Plan are to be performance-based restricted stock unit awards (“PRSUs”) under the Performance Sub-Plan and the 2020 Plan, contingent upon the Company achieving certain specified performance objectives during the four-year performance period. The Performance Sub-Plan covers an aggregate of 17,234,635 shares, of which 11,202,513 PRSU awards were granted on April 30, 2026, relating to an equal number of shares, subject to stockholder approval. Accordingly, the 2020 Plan does not have sufficient shares available for settlement if and when the Performance Milestones under the Performance Sub-Plan referred to below are achieved. Please refer to the section of this Proxy Statement entitled “Summary of Key Terms of the Performance Sub-Plan” below for a more complete description of the Performance Sub-Plan.

29

As of the Record Date, the Company has issued an aggregate of 7,476,028 shares and options to purchase shares under the 2020 Plan (other than PRSU awards under the Performance Sub-Plan and 2020 Plan), leaving only 1,351,086 shares available for issuance. However, 11,202,513 PRSU awards granted, subject to the stockholder approval now being sought.

Without increasing the number of shares available for issuance under the 2020 Plan, the awards granted under the under the Performance Sub-Plan will terminate, and once the current reserve of shares is exhausted, we will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel to continue supporting our growth. As a result, the Company may need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation and thus its ability to attract, motivate and retain highly qualified personnel for positions of substantial responsibility with the Company.

The Compensation Committee, based on an analysis of the Company’s historic equity compensation share usage, its anticipated future equity compensation needs, and its assumptions regarding market conditions and compensation, recommended an additional 17,250,000 shares be made available for issuance under the 2020 Plan. We believe, based on our current rate of share issuance pursuant to the 2020 Plan and our expectations regarding our future equity compensation needs, and barring any significant changes to our projections, that our current request to increase the share reserve under the 2020 Plan by 17,250,000 shares should enable us to continue to make competitive grants of equity compensation in the current market conditions. These projections are subject to change pursuant to the discretion of the Compensation Committee, as administrator of the 2020 Plan, who may determine, based on future events and market conditions, to alter the Company’s equity compensation strategy or projections.

The Board believes it to be in the best interests of the Company and its shareholders to have a sufficient number of shares available for issuance under the 2020 Plan for (i) the shares underlying PRSUs which have been awarded and which may be awarded under the Performance Sub-Plan and (ii) shares available for issuance with respect to awards which may be granted under the 2020 Plan (other than the Performance Sub-Plan), in order to adequately incentivize its current and future, employees, directors and consultants.

The award of PRSUs under the Performance Sub-Plan is subject to stockholder approval of an amendment of the 2020 Plan to increase the number of shares issuable under the 2020 Plan to account for Awards under the Performance Sub-Plan, as set forth herein.1

The following description of the 2020 Plan and Performance Sub-Plan is a summary of certain key terms and is qualified in its entirety by reference to the 2020 Plan and Performance Sub-Plan, as applicable. A copy of the 2020 Plan, as so amended, is attached as Appendix A to this Proxy Statement, and a copy of the Performance Sub-Plan and related award agreement have been filed on May 6, 2026 with the SEC as exhibits to the Company’s report on Form 8-K. To the extent there is a conflict between the below summary and the actual terms of the 2020 Plan, as amended, the actual terms of the 2020 Plan, as amended, will govern.

Summary of the Key Terms of the 2020 Plan

The sole aspect of the 2020 Plan to be amended by the Amendment is to increase the number of shares reserved for issuance under the 2020 Plan by 17,250,000 shares. No other provisions of the 2020 Plan are modified, amended, revised, or otherwise changed by the Amendment. The specific terms of the 2020 Plan, such as who is eligible to receive awards under the 2020 Plan, the terms of awards, such as vesting periods, the exercise price of any options, and any expiration of these awards, as well as the tax consequences of the awards which may be made under the 2020 Plan, are set forth in the 2020 Plan as filed with the SEC as aforesaid.

The number of shares that will ultimately be issued from the shares reserved for issuance under the 2020 Plan, as amended by the Amendment, is subject to the discretion of the Compensation Committee and, therefore, other than the shares necessary to reserve for issuance in connection with awards previously granted (including pursuant to the Performance Sub-Plan), cannot be determined with certainty at this time. However, the Company anticipates that the Compensation Committee will continue in future years to use equity awards to attract and retain directors, officers and employees and make annual equity awards as described above.

1 Note to Draft: The Commission is to be informed, as supplemental information, when the proxy statement is first filed, as to when the options, warrants or rights and the shares called for thereby will be registered under the Securities Act or, if such registration is not contemplated, the section of the Securities Act or rule of the Commission under which exemption from such registration is claimed and the facts relied upon to make the exemption available.

30

Purpose. The purpose of the 2020 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Milestone through recognition and the opportunity for stock ownership.

Types of Awards. The 2020 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified stock options, restricted stock awards, and other stock-based awards.

Administration. The 2020 Plan is administered by the Compensation Committee, which may in turn delegate administrative authority to one or more of our executive officers.

Number of Shares Available. The aggregate number of shares of common stock that may be issued pursuant to equity awards granted under the 2020 Plan, as amended by the Amendment, may not exceed 28,750,000 shares, subject to stockholder approval. If any outstanding award granted under the 2020 Plan should for any reason expire, be cancelled or be forfeited without having been exercised in full, the shares of Common stock allocable to the unexercised, cancelled or terminated portion of such award shall become available for subsequent grants of awards under the 2020 Plan. The 2020 Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation that does not meet the tax code requirements for a qualified retirement plan and is not subject to most of the requirements of ERISA.

Eligibility. Incentive stock options may be granted only to employees of the Company, or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company. Equity awards other than incentive stock options may be granted to employees, directors, and consultants.

Stock Options. Each stock option granted under the 2020 Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or. at the discretion of the Compensation Committee, such shorter period specified in the award agreement. A person holding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Shareholder”) may not be granted an incentive stock option unless the option is not exercisable after the expiration of 5 years from the date of grant.

Exercise Price. The exercise price of an option must not be less than 100% of the fair market value of the Company’s common stock on the date of grant. A 10% Shareholder may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Company’s common stock on the date of grant.

Payment of Options. Payment upon exercise of an option must be made in cash, unless the Compensation Committee permits a different form of payment, which may include cashless exercise.

Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Compensation Committee. The 2020 Plan permits the Compensation Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.

Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment. In certain circumstances, such as death or disability, the 2020 Plan specifies an exercise after the termination of employment.

Assignability. Except as otherwise determined by the Compensation Committee, options granted under the 2020 Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and options may be exercised or otherwise realized, during the lifetime of the holder, only by the holder or by his or her guardian or legal representative.

31

Restricted Stock Awards. The 2020 Plan provides that the Compensation Committee may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2020 Plan. A restricted stock award may be awarded in consideration for past or future services actually or to be rendered to the Company. Shares of common stock awarded under a restricted stock award agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Compensation Committee.

Bonus Stock and Awards in Lieu of Obligations. The 2020 Plan provides that the Compensation Committee may grant shares of Common stock as a bonus, or to grant shares of Common stock or other awards in lieu of obligations to pay cash or deliver other property under the 2020 Plan or under other plans or compensatory arrangements; provided that, in the case of holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Compensation Committee to the extent necessary to ensure that acquisitions of shares or other awards are exempt from liability under Section 16(b) of the Exchange Act. Shares of Common stock or other awards granted hereunder shall be subject to such other terms as shall be determined by the Compensation Committee.

Other Stock-Based Awards. The 2020 Plan provides that the Compensation Committee may, subject to limitations under applicable law, grant to any holder such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common stock, as deemed by the Compensation Committee to be consistent with the purposes of the 2020 Plan. Other stock-based awards may be granted to holders either alone or in addition to other awards granted under the 2020 Plan, and such other stock-based awards shall also be available as a form of payment in the settlement of other awards granted under the 2020 Plan. The Compensation Committee shall determine the terms and conditions of such other awards. Shares of Common stock delivered pursuant to an award in the nature of a purchase right granted under that section of the 2020 Plan shall be purchased for such consideration paid for at such times, by such methods, and in such forms, including, cash, shares of Common stock, other awards, or other property, as the Compensation Committee shall determine.

Summary of the Key Terms of the Performance Sub-Plan

Pursuant to such authority, in February 2026, the Compensation Committee established a sub-plan of the 2020 Plan, the 2026 Performance Incentive Sub-Plan (the “Performance Sub-Plan”), as the framework together with the 2020 Plan for the award of PRSUs (each, an “Award” and collectively, “Awards”). Because all of the Awards under the Performance Sub-Plan are to have the same performance milestones and other terms and conditions (other than the actual grant amounts to the particular participant), having a single document with the terms and conditions of the Awards simplifies, and provides uniformity for, the individual Awards.

Purpose of Performance Sub-Plan. The purpose of the Performance Sub-Plan is to provide a framework for the grant of uniform awards under the 2020 Plan (other than the actual grant amounts to the particular participant), to promote the long-term growth and profitability of the Company and its subsidiaries by providing certain officers, employees and executive directors of the Company and its subsidiaries with long-term incentives to maximize stockholder value and otherwise contribute to the success of the Company, through a fixed pool of performance-based restricted stock units allocated to certain performance milestones. The Compensation Committee designed the Performance Sub-Plan and Awards thereunder to provide added incentive to retain and motivate senior executives of the Company to continue to work in the best interests of the Company and its stockholders without incurring significant additional cash expenditures resulting from additional cash compensation.

Amount of Shares Underlying Awards. Subject to stockholder approval, the total aggregate number of shares of Common stock that may be issued under the Performance Sub-Plan upon full satisfaction of all Performance Milestones is 17,234,635 shares (the “Aggregate Pool”), allotted from the shares issuable under the 2020 Plan. If any PRSUs are forfeited or terminated, or otherwise is not paid in full, the shares subject to such PRSUs which have not been issued shall again be available for purposes of this Performance Sub-Plan; provided, that the shares subject to such Award shall not be re-allocated or granted to an existing participant, but may be granted to a new Participant under the Performance Sub-Plan. If any PRSUs are forfeited or terminated, or otherwise is not paid in full, or other shares not subjected to an Award, the shares subject to such forfeited or terminated PRSUs or not underlying a PRSU may be recaptured by the Compensation Committee for grant or issuance under the 2020 Plan (other than the Performance Sub-Pool) for disposition thereunder in the Compensation Committee’s discretion.

32

Type of Awards. All Awards under the Performance Sub-Plan will be in the form of stock-settled PRSUs, and subject to the terms and conditions of an award agreement (consistent with the provisions of the Performance Sub-Plan and the 2020 Plan). Each Award will specify the number of PRSUs awarded to such participant and the allocation to each Performance Milestone referred to below. Each PRSU will entitle the participant to receive from the Company at the settlement thereof applicable to Performance Milestone achieved one share of Common stock for each PRSU awarded to such participant and allocated to such Performance Milestone.

Eligibility. The Compensation Committee may select such senior officers and executive directors of the Company as the Compensation Committee may designate to participate in the Performance Sub-Plan and receive Awards from time to time. Directors who are not executive officers and non-executive employees are not eligible to receive Awards under the Performance Sub-Plan.

Performance Period. The performance period for achievement of each of the Performance Milestones is the four (4) year period beginning January 1, 2026 and ending December 31, 2029 (the “Performance Period”).

Performance Milestones; Sub-Pools. Each Award will be comprised of the following Performance Milestones, and each Performance Milestone will be allocated up to the specified percentage of the Aggregate Pool:

Performance Milestone	Sub-Pool (percentage of Aggregate Pool)
Last twelve month net sales from organic growth, for existing business lines greater than $11.0 million	20%
Last twelve month net sales from organic growth, for existing business lines greater than $13.0 million	20%
Last twelve month net sales from organic growth, for existing business lines greater than $15.0 million	30%
Company’s Market Capitalization of at least $50 million	15%
“Qualified Acquisition” consummated (having more than $10 million of revenue)	15%

PRSUs cannot be re-allocated amongst Performance Milestones.

Maximum Award. No one participant shall, in the aggregate under the Sub-Plan, be granted or allocated more than thirty percent (30%) of the PRSUs allocated to any Sub-Pool or under the Performance Sub-Plan.

Vesting of Awards. Awards with respect to a Performance Milestone shall vest upon achievement of each Performance Milestone, subject to certification by the Compensation Committee that such Performance Milestone has been met, satisfaction of continued employment by the participant and the other requirements set forth in the Performance Sub-Plan, except that any part of an Award the Performance Milestone of which (other than with respect to a Qualified Acquisition) is achieved within twelve (12) months after such grant to a participant shall be treated as if such Performance Milestone was not so achieved for such participant.

If a grantee’s service with the Company terminates for any reason prior to the achievement of the applicable Performance Milestone, the right to any portion of the Award that has not vested prior to the grantee’s termination of employment will be forfeited in full and cancelled without consideration as of the termination of employment; provided, that if a Performance Milestone is achieved while the grantee is a service provider and thereafter the grantee experiences a termination of service for any reason (except if in connection with the occurrence of a termination of employment for “cause”), such grantee shall not be deemed to have experienced a termination of service solely for purposes of determining entitlement to such Award relating to Performance Milestones achieved prior to the termination of service the achievement of which is thereafter certified by the Compensation Committee.

In the event of a participant’s termination of service for cause, or a breach in any material respect of any provision of an agreement between such participant and the Company or a violation of certain non-competition, non-disclosure or use covenants in the Performance Sub-Plan, (i) all Awards granted to such participant (including any vested portion thereof) shall immediately terminate and be forfeited in its entirety, and (ii) if the participant vests in any of his or her Award, within one year thereafter, the participant may, in the discretion of the Compensation Committee, be required to re-deliver to the Company the shares delivered to the participant (or if such shares have been sold, their aggregate selling price),

33

Change in Control. Upon a Change in Control (as that term is defined in the Performance Sub-Plan), all Awards theretofore granted shall be deemed cancelled and terminated, except that Awards corresponding to Performance Milestones achieved and certified prior to the Change in Control shall vest and settle in accordance with the Performance Sub-Plan, and PRSUs allocated to the Market Capitalization Performance Milestone shall be based on the imputed value of the Company in such Change in Control transaction. No vesting or right to any shares or compensation will arise from any achievement of any Performance Milestone occurring after a Change in Control. Upon the forfeiture of any Award, the forfeited PRSUs cannot be re-allocated to any participant in the Performance Sub-Plan.

Withholding. The Company may require, as a condition to the settlement of any Award or the delivery of shares under the Performance Sub-Plan, that the participant make adequate arrangements satisfactory to the Company for the payment to the Company, of all Federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to participant’s participation in the Performance Sub-Plan and legally applicable to participant of any kind required by law to be withheld with respect to any vesting, settlement or delivery of shares in connection with any Award (“Tax-Related Items”).

Adjustment upon Changes in Capitalization. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions affecting the equity securities of an option or other award, each of the number of shares of Common stock available for awards, the number of such shares covered by outstanding options or other awards, and the price per share of options or other awards, as appropriate, shall be equitably adjusted by the Compensation Committee to reflect such event and preserve the value of such awards.

Change in Control. Upon the occurrence of a Change in Control (as that term is defined in the 2020 Plan), each outstanding award will be treated as the Compensation Committee determines without the holder’s consent, including, that:

i.	the award will be assumed, or a substantially equivalent award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices;

ii.	outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent any awards are not exercised, if the Compensation Committee determines terminate such unexercised awards upon or immediately prior to the effectiveness of such Change in Control;

iii.	(A) the termination of an award in exchange for an amount of cash and/or property equal to the amount that would have been attained upon the exercise of such award or realization of the holder’s rights as of the date of the occurrence of the transaction, or (B) the replacement of such award with other rights or property for equivalent value selected by the Compensation Committee in its sole discretion; or

iv.	any combination of the foregoing.

In taking any of the actions described above, the Compensation Committee will not be obligated to treat all awards held by others, all awards held by Holder, or all awards of the same type, similarly.

The 2020 Plan provides that, notwithstanding the definition of Change in Control, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A.

Amendment or Termination of the 2020 Plan. The Board of Directors may, at any time, suspend, terminate, modify or amend the 2020 Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the 2020 Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No such suspension, termination, modification, or amendment of the 2020 Plan may adversely affect any award previously granted, unless the written consent of the holder is obtained.

34

Federal Income Tax Consequences. We believe that under current law the following U.S. Federal income tax consequences generally would arise with respect to option awards under the 2020 Plan.

Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require a grantee to include in his or her gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, a grantee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. The Company will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Milestone or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him or her (a “disqualifying disposition”), he or she will realize no compensation income and any gain or loss that he or she realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Performance-Based Restricted Stock Units. The grant of PRSUs under the Performance Sub-Plan will have no immediate tax consequences to the Company or the grantee. The PRSUs are taxed only when performance goals are met and shares are delivered. The settlement of a PRSU Award under the Performance Sub-Plan will require a grantee to include in his or her gross income as ordinary income the amount of the fair market value of the acquired shares on delivery, and allow the Company a corresponding deduction. The PRSUs are subject to withholding for Tax-Related Items with respect to employee wages and a Form W-2 reporting requirement. If shares are held after delivery, any future change in value is treated as capital gain or loss. With restricted stock units, property (the shares) is not transferred until it is already vested; therefore, a section 83(b) election is not available to accelerate the taxable event to the grant date from the settlement date.

New Plan Benefits Under the 2020 Plan

Grant of PRSUs. On April 30, 2026, the Compensation Committee granted PRSU Awards to the persons identified below. The PRSUs were awarded in accordance with, and as permitted by, the 2020 Plan. The granting of PRSU Awards under the Performance Sub-Plan was subject to stockholder approval of an amendment of the 2020 Plan to increase the number of shares covered by the 2020 Plan to account for Awards under the Performance Sub-Plan.

Subject to stockholder approval, the total aggregate number of shares of common stock that may be issued under the Performance Sub-Plan in settlement of Awards granted and upon full satisfaction of all Performance Milestones with respect to such Awards prior to the expiration of the Performance Period is 11,202,513, which Awards have been granted to the officers of the Company identified below, leaving 6,032,122 shares available for issuance in settlement of Awards to be granted under the Performance Sub-Plan.

Name of Executive Officer	Position	Percentage of the Aggregate Performance Sub-Plan Pool	Total Number of Shares of Common Stock Subject to PRSUs Awarded	Percentage of the 2020 Plan, as amended
Eric Hines	President and Chief Executive Officer; Director	30%	5,170,391	17.98%
Keisha Harcum	Chief Financial Officer	17.5%	3,016,061	[10.49%
Jason Papes	Senior Vice President, Global Head of Sales and Marketing	17.5%	3,016,061	10.49%
Executive Group		65.0%	11,202,513	38.96%

35

The market value of the shares of common stock issuable upon settlement of such granted Awards as of May 28, 2026 was $4,481,005, based on the closing price of the Company’s common stock of $0.40 per share on May 28, 2026 assuming the achievement of all of the Performance Milestones prior to the expiration of the Performance Period and at least twelve (12) months after grant (Performance Milestones achieved within twelve (12) of grant cannot vest). The dollar value of shares issuable upon settlement of Awards is not calculable at this time.

Equity Compensation Plan Information. The following table provides information as of the end of the most recently completed fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance, aggregated as follows: (i) all compensation plans previously approved by security holders; and (ii) all compensation plans not previously approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,715,506	$1.29	1,021,220
Equity compensation plans not approved by security holders	-	-	-
Total	7,715,506	$1.29	1,021,220

Future awards under the 2020 Plan will be granted in the discretion of the Compensation Committee. The type, number, recipients, and other terms of such future awards, other than Awards under the Performance Sub-Plan, cannot be determined at this time. Information regarding our recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the “Executive Compensation” and “Outstanding Equity Awards at December 31, 2025” elsewhere in this Proxy Statement and in our financial statements for the fiscal year ended December 31, 2025 included in the Annual Report of the Company on Form 10-K filed on March 31, 2026,as amended, with the SEC.

Vote Required and Recommendation of the Board

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 3 (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes for this proposal to be approved).

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the adoption of equity incentive plans. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of this Proposal and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE ISSUED THEREUNDER FROM 11,500,000 TO 28,750,000 SHARES.

36

PROPOSAL NO. 4

“SAY-ON-PAY”

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

(ITEM 4 ON THE PROXY CARD)

Pursuant to Schedule 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our “named executed officers” as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to vote on our named executive officers’ compensation as a whole. The Company has disclosed the compensation of its named executive officers pursuant to rules adopted by the SEC.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The primary objective of our executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board. In this regard, as disclosed in this proxy statement, we have recently taken additional steps to better focus our compensation policies on pay-for-performance principles and more strongly align such compensation with stockholders’ long-term interests.

Accordingly, our Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K (§ 229.402(m) through (q) of this chapter, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Because your vote is advisory, it will not be binding on either the Board or the Company, nor create or imply any change to the fiduciary duties of the Company or the Board (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board (or any committee thereof). Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board of Directors and, accordingly, our Board of Directors and the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal when considering future executive compensation decisions regarding named executive officers. Your non-binding advisory votes described in this Proposal No. 4 will not be construed: (1) as overruling any decision by the Board, any Board Committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board, any Board Committee or the Company.

We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) every [three (3) years. Stockholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every three (3) years, and the next advisory vote on the frequency of the Say-on-Pay vote will be at our 2029 annual meeting of stockholders.

Vote Required and Board Recommendation

The advisory vote to approve the compensation of our named executive officers will be approved if the majority of the shares present or represented by proxy and entitled to vote on the proposal are cast “FOR” this Proposal. Abstentions will be counted as votes present for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter. While the results of this advisory vote are non-binding, the Compensation Committee and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

37

PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT AUDITORS

(ITEM 5 ON THE PROXY CARD)

The Audit Committee has appointed Grassi & Co. Certified Public Accountants, PC (“Grassi”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The independent registered public accounting firm of Grassi has been our independent registered public accounting firm since May 15, 2026. Our registered public accounting firm until May 15, 2026 was CBIZ CPAs P.C. (“CBIZ CPAs”). Prior thereto, our independent registered public accounting firm was Marcum LLP (“Marcum”) from October 2022 until April 25, 2025, when it combined with CBIZ CPAs. As a result of the acquisition of Marcum by CBIZ CPAs, our financial statements for the year ended December 31, 2024 were audited by Marcum and our financial statements for the year ended December 31, 2025 were audited by CBIZ CPAs. The Audit Committee has appointed Grassi as our independent registered public accounting firm for the year ending December 31, 2026, and our Board has directed that management submit the appointment of Grassi as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

The selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. However, the Board is submitting this matter to Milestone Scientific’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will consider that when deciding whether to retain Grassi and may retain that firm or another without resubmitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone Scientific and the stockholders.

Representatives of Grassi are expected to be present at the Annual Meeting via the live audio webcast and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required and Board Recommendation

The advisory vote to ratify the appointment of the independent registered public accountants of the Company for the year ending December 31, 2026 will be approved if the majority of the shares present or represented by proxy and entitled to vote on the proposal are cast “FOR” the proposal. Abstentions will be counted as votes present for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter. but will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Audit Committee and the Board value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future decisions with respect to the auditors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF GRASSI & CO. CERTIFIED PUBLIC ACCOUNTANTS, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by the independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to preapprove services to one or more committee members, provided that the designers present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by the independent accountants have been pre-approved by the Audit Committee to ensure that such services do not impair the auditors’ independence from us.

38

AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2024 and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Grassi, the matters required to be discussed by the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Grassi required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Grassi its independence from Milestone Scientific and its management. Grassi had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report.

Submitted by the Audit Committee

Benedetta Casamento

Neal Goldman

39

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Corporate Secretary, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors, and Other Business of Stockholders

Stockholders interested in presenting a proposal or nominating a person for election as a director for consideration at the annual meeting of stockholders in 2027 (the “2027 Meeting”) must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy materials for the 2027 Meeting, the stockholder must give the Company written notice of the proposal and/or director nominee, which must be received by our Corporate Secretary no later than January 1, 2027. A stockholder who wishes to propose the next annual meeting of stockholders without including the proposal in our proxy statement must notify us not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next annual meeting of stockholders will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to the Corporate Secretary, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Information About the Annual Meeting of Shareholders

The annual meeting will be held in a virtual meeting format only. To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/MLSS2026 and enter the 16-digit control number included on your proxy card, voting instruction form or Notice you previously received.

If you have any questions about accessing the virtual meeting website for the annual meeting, please contact the Office of the Secretary by sending an email to corporate.secretary@milestonescientific.com or calling (973) 535-2717 by July 5, 2026.

If you encounter any technical difficulties with the virtual meeting site on the day of the meeting, please call the technical support number that will be posted on the virtual meeting log-in page.

40

We encourage you to vote on your shares prior to the annual meeting.

Shareholders may submit questions either before the meeting, from June [●] to July 26, 2026, or during a portion of the meeting. If you wish to submit a question before the meeting, you may log into www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question. Alternatively, if you wish to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/MLSS2026 using the 16-digit control number and follow the instructions to submit a question.

Questions pertinent to meeting matters will be answered during the meeting, subject to time limitations. Rules of Conduct including procedures for shareholder questions will be posted on the virtual meeting platform.

	If you are a stockholder of record	If you are a beneficial owner
Through the virtual meeting site during the meeting	Complete and submit a ballot online during the meeting at www.virtualshareholdermeeting.com/MLSS2026	Complete and submit a ballot online during the meeting at www.virtualshareholdermeeting.com/ MLSS2026.
Online (24 hours a day) — Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.	Go to www.proxyvote.com and follow the instructions.	Go to www.proxyvote.com and follow the instructions.
By Telephone (24 hours a day) — Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.	1-800-690-6903	1-800-690-6903 The availability of voting by telephone may depend on the voting process of the organization that holds your shares.
By Mail	Return a properly executed and dated proxy card in the pre-paid envelope we have provided, or return it to Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403, Roseland, New Jersey 07068.	Return a properly executed and dated voting instruction form using the method(s) your bank, brokerage firm, broker-dealer or other similar organization makes available.

Electronic Availability of Proxy Statement and Annual Report

As required by SEC rules, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet at www.proxyvote.com.

Suppose you received a paper copy of this Proxy Statement by mail, and you wish to receive a notice of the availability of next year’s proxy statement either in paper form or electronically via e-mail. In that case, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on www.proxyvote.com. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you by reducing the amount of mail you receive and helping preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of the availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12-digit control number located on the proxy card or notice.

The Annual Report accompanies the proxy materials being provided to all stockholders. We will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, additional copies of the Annual Report, including the financial statements and financial statement schedules included therein. All such requests should be directed to the Corporate Secretary, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403, Roseland, New Jersey 07068.

By order of the Board of Directors

Benedetta Casamento
Chairman of the Board
Roseland, New Jersey
June 5, 2026

41

Appendix A

AMENDED AND RESTATED MILESTONE SCIENTIFIC INC.

2020 EQUITY INCENTIVE PLAN

1. Purpose; Types of Awards; Construction.

The purpose of the Milestone Scientific Inc. 2020 Equity Incentive Plan (the “Plan”), as amended and restated, is to align the interests of officers, other key employees, consultants and non-employee directors of Milestone Scientific Inc. (the “Company”) and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. To further such purposes, the Committee may grant Incentive Stock Options, Nonqualified Options and restricted shares of the Company’s Common Stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act and of Section 162(m) of the Code, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2. Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated below:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Holder in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Cause,” when used in connection with the termination of a Holder’s employment by the Company or the cessation of a Holder’s service as a consultant or a member of the Board, shall mean (i) the conviction of the Holder for the commission of a felony, or (ii) the willful and continued failure by the Holder substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Holder in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on a Holder’s part shall be considered “willful” unless done, or omitted to be done, by the Holder in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

(d) “Change in Control” shall mean the occurrence of the event set forth in any of the following paragraphs:

(i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

42

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of this Section 2(d), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean a committee established by the Board to administer the Plan.

(g) “Common Stock” shall mean shares of common stock, $.001 par value, of the Company.

(h) “Company” shall mean Milestone Scientific Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(i) “Disability” shall mean a Holder’s inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Holder and acceptable to the Company.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(k) “Fair Market Value” per share as of a particular date shall mean (i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(l) “Holder” shall mean a person who receives an award under the Plan.

(m) “Incentive Stock Option” shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(n) “Nonemployee Director” shall mean a member of the Board who is not an employee of the Company.

43

(o) “Nonqualified Option” shall mean an Option that is not an Incentive Stock Option.

(p) “Option” shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

(q) “Option Price” shall mean the exercise price of the shares of Common Stock covered by an Option.

(r) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(s) “Plan” shall mean this Milestone Scientific Inc. 2011 Stock Option Plan.

(t) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(u) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(v) “Ten Percent Stockholder” shall mean a Holder who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Administration.

The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be “nonemployee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant awards; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Holders of any awards under this Plan.

The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

44

4. Eligibility.

Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5. Stock.

The maximum number of shares of Common Stock available for the grant of awards under the Plan shall be 28,750,000, subject to adjustment as provided in Section 14 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

If any outstanding award under the Plan should for any reason expire, be cancelled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation that does not meet the tax code requirements for a qualified retirement plan and is not subject to most of the requirements of ERISA. With respect to any payments not yet made to a Holder or obligation to deliver shares of Common Stock pursuant to an Option or other award, nothing contained in the Plan or any Option or other award agreement shall give any Holder any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, shares of Common Stock, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Holder. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law. If the Company takes any action to reserve shares of Common Stock to be available under the Plan, it may withdraw the reservation at any time, in whole or in part.

6. Terms and Conditions of Options.

Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

(a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

(b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

(c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Sections 13 or 14 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

(d) Medium and Time of Payment. The Option Price multiplied by the number of shares of Common Stock exercised by the Holder shall be paid in full at the time of exercise must be made in cash, unless the Committee, in its discretion, permits a different form of payment, which may include any of the following, or a combination thereof:

(i) a cashless exercise program adopted by the Company in connection with the Plan or a specific Option Agreement; or

45

(ii) surrender of other shares of Common Stock which (i) shall be valued at their Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares of Common Stock, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

(e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed five (5) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

(f) Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to a Holder who is an employee of the Company, the Holder is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Holder has remained continuously so employed since the date of grant of the Option and (ii) with respect to a Holder who is a Nonemployee Director, the Holder is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of a Holder shall terminate or the service of a Holder as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Holder that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

(g) Death or Disability of Holder. If a Holder shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Holder’s employment or cessation of such Holder’s service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Holder’s employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Holder (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Holder or by his beneficiary, at any time within one year after the death or Disability of the Holder (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

(h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

7. Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8. Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.

(a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Holder during any calendar year shall not exceed $100,000.

46

(b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9. Shares of Restricted Stock.

Each grant of restricted stock will contain the terms and conditions, if any, as the Committee deems appropriate. A restricted stock award may be awarded in consideration for past or future services actually or to be rendered to the Company. Shares of common stock awarded under a restricted stock grant may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Committee.

10. Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant shares of Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, in the case of Holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of shares or other awards are exempt from liability under Section 16(b) of the Exchange Act. Shares of Common Stock or other awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

11. Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Holder such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan. Other stock-based awards may be granted to Holders either alone or in addition to other awards granted under the Plan, and such other stock-based awards shall also be available as a form of payment in the settlement of other awards granted under the Plan. The Committee shall determine the terms and conditions of such other awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity, provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other awards, or other property, as the Committee shall determine.

12. Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company upon the exercise of an award or settlement of an award hereunder may be made in such forms as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of any exchange on which the shares of Common Stock are traded. The settlement of any award hereunder may be accelerated, and cash paid in lieu of shares of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control), whether or not the option or award agreement has provided for such ability of the Committee. Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may be limited to the amount if any by which the Fair Market Value of a share of Common Stock on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee, including the consent provisions thereof in the case of any deferral of an outstanding award not provided for in the original award agreement or permitted at the election of the Holder on terms and conditions established by the Committee. The acceleration of the settlement of any award, and the payment of any award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments.

47

13. Change in Control.

In the event of a Change in Control, each outstanding award will be treated as the Committee determines without Holder’s consent, including, without limitation, that:

(i) the award will be assumed, or substantially equivalent award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices;

(ii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent any awards are not exercised, if the Committee determines, reasonable prior written notice of which acceleration and termination shall be given to Holder, terminate such unexercised awards upon or immediately prior to the effectiveness of such Change in Control;

(iii) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of Holder’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such award or realization of Holder’s rights, then such award may be terminated by the Company without payment), or (B) the replacement of such award with other rights or property for equivalent value selected by the Committee in its sole discretion; or

(iv) any combination of the foregoing.

In taking any of the actions permitted under this Section, the Committee will not be obligated to treat all awards held by others, all awards held by Holder, or all awards of the same type, similarly.

For the purposes of this Section, an award will be considered assumed if, following the Change in Control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an award, for each share of Common Stock subject to such award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section to the contrary, if an award vests, is earned or paid-out upon the satisfaction of one or more performance goals, such award will not be considered assumed if the Company or its successor modifies any of such performance goals without Holder’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid award assumption.

Notwithstanding anything in this Section to the contrary, if a payment is subject to Code Section 409A and if the change in control definition contained in this Plan does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

The Committee, in its discretion, may provide for vesting acceleration of an Option or other award in connection with a Change in Control as set forth in this Plan or in any individual option or other award agreement.

14. Effect of Certain Changes. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of shares of Common Stock, or other similar transactions affecting the equity securities of an Option or other award, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding Options or other awards, and the price per share of Options or other awards, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

48

15. Surrender and Exchange of Awards.

The Committee may permit the voluntary surrender of all or a portion of any Option or other award granted under the Plan or any option or award granted under any other plan, program or arrangement of the Company or any Subsidiary (“Surrendered Award”), to be conditioned, in the case of an Option, upon the granting to the Holder of a new Option for the same number of shares of Common Stock as the Surrendered Award, or may require such voluntary surrender as a condition precedent to a grant of a new Option or other award to such Holder. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

16. Period During Which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is approved by the Stockholders of the Company, unless the Board shall terminate the Plan at an earlier date.

17. Nontransferability of Options.

Except as otherwise determined by the Committee, Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised or otherwise realized, during the lifetime of the Holder, only by the Holder or by his guardian or legal representative.

18. Approval of Stockholders.

The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the Stockholder approval mentioned herein) shall be subject to the approval of Company’s Stockholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

19. Agreement by Holder Regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option or settlement or delivery of another award of Common Stock under the Plan (each a “Tax Event”), each Holder who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Holder will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Holder may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Holder. In addition, the Committee shall make appropriate arrangements regarding payment of FICA tax required to be withheld with respect to amounts deferred upon such FICA tax being payable, and such arrangements may include having the Company deduct such FICA tax required by law to be withheld from any payment of any kind due the Holder. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 19 shall be made in its sole discretion.

20. Amendment and Termination of the Plan.

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Sections 13 and 14 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Holder is obtained.

21. Rights as a Stockholder.

A Holder or a transferee of an award shall have no rights as a Stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Sections 13 and 14 hereof.

22. No Rights to Employment or Service as a Director or Consultant.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Holder the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Holder’s employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Holder as long as such Holder continues to be employed by the Company or any Subsidiary.

23. Beneficiary.

A Holder may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Holder, the executor or administrator of the Holder’s estate shall be deemed to be the Holder’s beneficiary.

24. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

49

MILESTONE SCIENTIFIC INC.
425 EAGLE ROCK AVENUE
SUITE #403
ROSELAND, NJ 07068
ATTN: KEISHA HARCUM

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

SCAN TO
VIEW MATERIALS & VOTE

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 26, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/MLSS2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 26, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____________________

02 0000000000

Nominees

01) Benedetta I. Casamento 02) Neal Goldman 03) Eric Hines 04) Dr. Didier Demesmin 05) Dr. Dawood Sayed

**The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.**

**NOTE:** In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000710289_1 R2.09.05.010

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

The undersigned hereby appoints Neil Goldman and Eric Hines, and each of them, with the full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") to be held on July 27, 2026 at 9:00 a.m., ET, in a virtual meeting format conducted via live audio webcast at www.virtualshareholdermeeting.com/MLSS2026 and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

**This proxy, when properly executed, will be voted in the manner directed herein to the extent permitted. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**

0000710289_2 R2.09.05.010